AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FEBRUARY 28, 1996.

                                                               File Nos. 2-28183
                                                                    and 811-1600

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.

  Post-Effective Amendment No.   26                                          [X]

                                                            and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.  30                                                          [X]

                               KEYSTONE OMEGA FUND
               (formerly named Keystone America Omega Fund, Inc.)
               (Exact name of Registrant as specified in Charter)

              200 Berkeley Street, Boston, Massachusetts 02116-5034
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (617) 338-3200

               Rosemary D. Van Antwerp, Esq., 200 Berkeley Street,
                              Boston, MA 02116-5034

                     (Name and Address of Agent for Service)

   It is proposed that this filing will become effective

[ ]    immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]    on (date) pursuant to paragraph (b) of Rule 485

[X]    60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ]    on (date) pursuant to paragraph (a)(i) of Rule 485

[ ]    75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[ ]    on (date) pursuant to paragraph (a)(ii) of Rule 485

The Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for Registrant's last fiscal year was filed January 25, 1996.

                               KEYSTONE OMEGA FUND

                                   CONTENTS OF
                         POST-EFFECTIVE AMENDMENT NO. 26

                                       to

                             REGISTRATION STATEMENT

              This Post-Effective Amendment No. 26 to Registration
                   Statement No. 2-28183/811-1600 consists of
            the following pages, items of information, and documents:

                                The Facing Sheet

                                The Contents Page

                            The Cross-Reference Sheet

                                     PART A

                                   Prospectus

                                     PART B

                       Statement of Additional Information

                                     PART C

               PART C - OTHER INFORMATION - ITEMS 24(a) and 24(b)
                              Financial Statements

                          Independent Auditors' Report

                               Listing of Exhibits

         PART C - OTHER INFORMATION - ITEMS 25-32 - AND SIGNATURE PAGES

                         Number of Holders of Securities

                                 Indemnification

                         Business and Other Connections

                              Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                     Exhibits (including Powers of Attorney)

                               KEYSTONE OMEGA FUND

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.

Items in
Part A of
Form N-1A                  Prospectus Caption
---------                  ------------------
    1                      Cover Page

    2                      Fee Table

    3                      Financial Highlights
                           Performance Data

    4                      Cover Page
                           The Fund

                           Investment Objective and Policies
                           Investment Restrictions
                           Risk Factors

    5                      Fund Management and Expenses
                           Additional Information

    5A                     Not applicable

    6                      The Fund
                           Dividends and Taxes
                           Fund Shares
                           Shareholder Services
                           Pricing Shares

    7                      How to Buy Shares
                           Distribution Plans
                           Shareholder Services

    8                      How to Redeem Shares

    9                      Not applicable

   10                      Cover Page

   11                      Table of Contents

   12                      Not applicable

   13                      The Fund

                           Investment Objective and Policies
                           Investment Restrictions
                           Brokerage
                           Appendix

                               KEYSTONE OMEGA FUND

Cross-Reference Sheet continued.

Items in
Part B of
Form N-1A       Statement of Additional Information Caption
---------       -------------------------------------------
   14                      Trustees and Officers

   15                      Additional Information

   16                      Investment Manager
                           Investment Adviser
                           Principal Underwriter
                           Distribution Plans
                           Sales Charges
                           Additional Information

   17                      Brokerage

   18                      Declaration of Trust

   19                      Valuation of Securities
                           Distribution Plans
                           Redemptions in Kind

   20                      Distributions and Taxes

   21                      Principal Underwriter

   22                      Standardized Total Return and Yield Quotations

   23                      Financial Statements

                               KEYSTONE OMEGA FUND

                                     PART A

                                   PROSPECTUS

KEYSTONE OMEGA FUND
PROSPECTUS APRIL   , 1996

  Keystone Omega Fund (formerly named Keystone America Omega Fund, Inc.) (the "Fund") is a mutual fund that seeks maximum capital growth by investing in a varied portfolio consisting primarily of common stocks and securities convertible into common stocks.

  Generally, the Fund offers three classes of shares. Information on share classes and their fee and sales charge structures may be found in the Fund's fee table, "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans" and "Fund Shares."


  This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.


  Additional information about the Fund is contained in a statement of additional information dated April , 1996, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number provided on this page.


  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


KEYSTONE OMEGA FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898


TABLE OF CONTENTS
                                                                            Page
Fee Table                                                                    2
Financial Highlights                                                         3
The Fund                                                                     6
Investment Objective and Policies                                            6
Investment Restrictions                                                      7
Risk Factors                                                                 7
Pricing Shares                                                               9
Dividends and Taxes                                                          9
Fund Management and Expenses                                                10
How to Buy Shares                                                           12
Alternative Sales Options                                                   13
Contingent Deferred Sales Charge and Waiver of Sales Charges                17
Distribution Plans                                                          19
How to Redeem Shares                                                        20
Shareholder Services                                                        21
Performance Data                                                            24
Fund Shares                                                                 24
Additional Information                                                      25
Additional Investment Information                                          (i)
Exhibit A                                                                  A-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  FEE TABLE
                             KEYSTONE OMEGA FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses;'" "How to Buy Shares;'" "Distribution Plans" and "Shareholder Services."

                                                       CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                          FRONT END               BACK END               LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                         LOAD OPTION           LOAD OPTION<F1>            OPTION<F2>
                                                      ---------------          --------------          --------------
Sales Charge ......................................      5.75%<F3>        None                      None
  (as a percentage of offering price)
Contingent Deferred Sales Charge ..................      0.00%<F4>        5.00% in the first year   1.00% in the first
  (as a percentage of the lesser of cost or market                        declining to 1.00% in     year and 0.00%
  value of shares redeemed)                                               the sixth year and        thereafter
                                                                          0.00% thereafter
Exchange Fee (per exchange)<F5> ...................      $10.00           $10.00                    $10.00

ANNUAL FUND OPERATING EXPENSES<F6>
  (as a percentage of average net assets)
Management Fees ...................................      0.75%            0.75%                     0.75%
12b-1 Fees ........................................      0.14%            1.00%<F7>                 1.00%<F7>
Other Expenses ....................................      0.49%            0.54%                     0.55%
                                                         ----             ----                      ----
Total Fund Operating Expenses .....................      1.38%            2.29%                     2.30%
                                                         ====             ====                      ====

EXAMPLES<F8>                                                            1 YEAR         3 YEARS        5 YEARS     10 YEARS
                                                                        ------         -------        -------     --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:
    Class A .........................................................    $ 71           $ 99           $129       $214
    Class B .........................................................    $ 73           $102           $143        N/A
    Class C .........................................................    $ 33           $ 72           $123       $264
You would pay the following expenses on a $1,000 investment, assuming no redemption at the end of each period:
    Class A .........................................................    $ 71           $ 99           $129       $214
    Class B .........................................................    $ 23           $ 72           $123        N/A
    Class C .........................................................    $ 23           $ 72           $123       $264


AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

----------
<F1> Class B shares purchased on or after June 1, 1995 convert tax free to Class
     A shares after eight years. See "Class B Shares" for more information.
<F2> Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, the Fund's principal underwriter.
<F3> The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares".
<F4> Purchases of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge, but may be subject to a contingent deferred sales charge of 0.25%. See the "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" sections of this prospectus for an explanation of the charge.
<F5> There is no fee for exchange orders received by the Fund directly from a shareholder over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")

<F6> Expense ratios are for the Fund's fiscal year ended December 31, 1995. The expense ratios include indirectly paid expenses for the year ended December 31, 1995. Excluding indirectly paid expenses, the expense ratios for Class A, B and C shares would have been 1.37%, 2.27% and 2.29%, respectively.

<F7> Long term shareholders may pay more than the equivalent of the maximum front end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").
<F8> The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.
[/FN]

                             FINANCIAL HIGHLIGHTS
                             KEYSTONE OMEGA FUND
                                CLASS A SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
    The following table contains important financial information relating to the Fund. The condensed financial information for the years ended December 31, 1989 through December 31, 1995 has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The financial highlights for the years ended December 31, 1985 to December 31, 1988 were audited by other auditors. The table appears in the Fund's 1995 Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.



                                                                   YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------------------------
                                   1995        1994      1993    1992(B)     1991      1990     1989     1988       1987     1986
                                  ------      ------    ------    ------    ------    ------   ------   ------     ------   ------
NET ASSET VALUE, BEGINNING OF
 YEAR ........................    $15.54      $17.11    $15.84    $17.68    $13.37    $16.03   $13.66   $12.08     $13.44   $14.12
                                  ------      ------    ------    ------    ------    ------   ------   ------     ------   ------
Income from investment
 operations Net investment
 income (loss) ...............      0.00        0.04     (0.07)     0.00     (0.04)     0.11     0.17    0.30(d)     0.02     0.23
Net realized and unrealized
 gains (losses) on investments      5.58       (1.00)     3.07      0.39      6.92     (0.39)    4.30     1.40       1.11     1.49
                                  ------      ------    ------    ------    ------    ------   ------   ------     ------   ------
 Total from investment
  operations .................      5.58       (0.96)     3.00      0.39      6.88     (0.28)    4.47     1.70       1.13     1.72
                                  ------      ------    ------    ------    ------    ------   ------   ------     ------   ------
Less distributions from:
Net investment income ........      0.00        0.00      0.00      0.00     (0.02)    (0.25)   (0.20)   (0.12)     (0.24)   (0.28)
In excess of net investment
 income ......................      0.00        0.00      0.00      0.00     (0.05)    (0.04)    0.00     0.00       0.00     0.00
Capital gains ................     (1.56)      (0.61)    (1.73)    (2.23)    (2.50)    (2.09)   (1.90)    0.00      (2.25)   (2.12)
                                  ------      ------    ------    ------    ------    ------   ------   ------     ------   ------
 Total distributions .........     (1.56)      (0.61)    (1.73)    (2.23)    (2.57)    (2.38)   (2.10)   (0.12)     (2.49)   (2.40)
                                  ------      ------    ------    ------    ------    ------   ------   ------     ------   ------
NET ASSET VALUE, END OF YEAR .    $19.56      $15.54    $17.11    $15.84    $17.68    $13.37   $16.03   $13.66     $12.08   $13.44
                                  ======      ======    ======    ======    ======    ======   ======   ======     ======   ======
TOTAL RETURN (A) .............    36.94%      (5.66%)   19.33%     4.00%    54.49%    (2.38%)  33.05%   14.05%      8.27%   12.07%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses ..............     1.38%(c)    1.41%     1.51%     1.52%     1.57%     1.73%    1.84%    1.78%      1.99%    1.47%
 Net investment income (loss).     2.26%       0.27%    (0.48%)   (0.01%)   (0.31%)    0.70%    1.03%    2.22%      0.13%    1.60%
Portfolio turnover rate ......      159%        137%      162%      176%      115%      108%      77%      84%       106%     178%
Net assets, end of year
 (thousands)                    $135,079     $99,569   $90,404   $73,144   $58,671   $38,531  $39,682  $33,951    $30,246  $31,812
----------
(a) Excluding applicable sales charges.
(b) Calculated on average shares outstanding.
(c) The annualized expense ratio includes indirectly paid expenses for the year ended December 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 1.37%.
(d) Includes $0.17 per share relating to a special non-recurring distribution from Inco Limited.


                             FINANCIAL HIGHLIGHTS
                             KEYSTONE OMEGA FUND
                                CLASS B SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's 1995 Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report which will be made available upon request and without charge.

                                                              AUGUST 2, 1993
                                                             (DATE OF INITIAL
                                   YEAR ENDED DECEMBER 31,   PUBLIC OFFERING)
                                   -----------------------          TO
                                    1995           1994      DECEMBER 31, 1993
                                    ----           ----      -----------------
NET ASSET VALUE, BEGINNING OF
  YEAR .........................    $15.34         $17.06         $17.29
                                    ------         ------         ------
Income from investment operations:
Net investment loss ............     (0.09)         (0.06)         (0.05)
Net realized and unrealized
  gains (losses) on investments       5.41          (1.05)          1.55
                                    ------         ------         ------
  Total from investment
    operations .................      5.32          (1.11)          1.50
                                    ------         ------         ------
Less distributions from:
Capital gains ..................     (1.56)         (0.61)         (1.73)
                                    ------         ------         ------
  Total distributions ..........     (1.56)         (0.61)         (1.73)
                                    ------         ------         ------
NET ASSET VALUE, END OF YEAR ...    $19.10         $15.34         $17.06
                                    ======         ======         ======
TOTAL RETURN (B) ...............     35.70%         (6.57%)         9.02%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Total expenses ...............      2.29%(c)       2.30%          2.57%(a)
  Net investment loss ..........     (0.94%)        (0.58%)        (1.73%)(a)
Portfolio turnover rate ........       159%           137%           162%
Net assets, end of year
  (thousands) ..................   $71,636        $32,266         $7,423
----------
(a) Annualized.
(b) Excluding applicable sales charges.
(c) The annualized expense ratio includes indirectly paid expenses for the year ended December 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.27%.

                             FINANCIAL HIGHLIGHTS
                             KEYSTONE OMEGA FUND
                                CLASS C SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's 1995 Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report which will be made available upon request and without charge.

                                                              AUGUST 2, 1993
                                                             (DATE OF INITIAL
                                   YEAR ENDED DECEMBER 31,   PUBLIC OFFERING)
                                   -----------------------          TO
                                    1995           1994      DECEMBER 31, 1993
                                    ----           ----      -----------------

NET ASSET VALUE, BEGINNING OF
  YEAR .........................    $15.37         $17.09         $17.29
                                    ------         ------         ------
Income from investment operations:
Net investment loss ............     (0.13)         (0.07)         (0.06)
Net realized and unrealized
  gains (losses) on investments       5.45          (1.04)          1.59
                                    ------         ------         ------
  Total from investment
    operations .................      5.32          (1.11)          1.53
                                    ------         ------         ------
Less distributions from:
Capital gains ..................     (1.56)         (0.61)         (1.73)
                                    ------         ------         ------
  Total distributions ..........     (1.56)         (0.61)         (1.73)
                                    ------         ------         ------
NET ASSET VALUE, END OF YEAR ...    $19.13         $15.37         $17.09
                                    ======         ======         ======
TOTAL RETURN (B) ...............     35.62%         (6.56%)         9.20%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Total expenses ...............      2.30%(c)       2.30%          2.48%(a)
  Net investment loss ..........     (0.91%)        (0.63%)        (1.64%)(a)
Portfolio turnover rate ........       159%           137%           162%
Net assets, end of year
  (thousands) ..................   $13,963         $9,900         $3,620
----------
(a) Annualized.
(b) Excluding applicable sales charges.
(c) The annualized expense ratio includes indirectly paid expenses for the year ended December 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.29%.

THE FUND
  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust. Originally the Fund had been incorporated in Massachusetts on February 8, 1968. The Fund is one of twenty funds managed by Keystone Management, Inc. ("Keystone Management"), the Fund's investment manager, and one of more than thirty funds advised by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone"), the Fund's investment adviser. Keystone and Keystone Management are, from time to time, collectively referred to as "Keystone."

INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
  The Fund's investment objective is to seek maximum capital growth by investing in a varied portfolio consisting primarily of common stocks and securities convertible into common stocks.

PRINCIPAL INVESTMENTS
  The Fund pursues its objective by employing the techniques of the fully-managed investment concept, meaning that Keystone will continuously review both individual securities and relevant general conditions. Whenever, in the opinion of Keystone, a security no longer seems to have the required characteristics, an anticipated level of performance has been achieved, or other securities present relatively greater opportunities for realizing the Fund's objective, appropriate changes will be made in the Fund's portfolio. The Fund's equity position will be changed as Keystone changes its evaluation of trends in general securities price levels. Portfolio turnover rate will not be considered a limiting factor in the execution of investment decisions.

  Although the Fund invests predominantly in equity securities of U.S. corporations, in pursuing its objective, the Fund may also invest up to 25% of its assets in foreign securities issued by issuers located in developed countries as well as emerging markets countries, including certain formerly communist countries. For this purpose, countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined by the International Bank for Reconstruction and Development.

OTHER ELIGIBLE SECURITIES
  When Keystone deems it advisable, the Fund may, for temporary defensive purposes, invest without limit in investment grade bonds or debentures rated by Moody's Investors Service ("Moody's") as Baa or better or by Standard & Poor's Corporation ("S&P") as BBB or better or those having at least similar quality in Keystone's judgment. Bonds that are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well. Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Under circumstances where the Fund is investing for defensive purposes, it will not be pursuing its investment objective.

  The Fund also may invest in non-convertible preferred stocks of companies considered creditworthy and able to sustain dividend payments and in short-term money market instruments maturing in one year or less. Such money market instruments may be United States ("U.S.") government securities; certificates of deposit in banks considered credit-worthy; or commercial paper of companies, the bonds or debentures of which are investment grade. While these securities are not without risk of price fluctuation or default, they are generally less volatile than common stock.


  The Fund may enter into repurchase and reverse repurchase agreements, invest in master demand notes, lend portfolio securities, purchase and sell securities and currencies on a when issued and delayed delivery basis and purchase or sell securities on a forward commitment basis, write covered call and put options and purchase call and put options to close out existing positions and may employ new investment techniques with respect to such options. The Fund may also enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation, and may employ new investment techniques with respect to such futures contracts and related options.

  The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of net assets.


  The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Fund intends to purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Fund's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which the liquidity of the Fund's Rule 144A securities is determined by Keystone and the Board of Trustees monitors Keystone's implementation of such guidelines and procedures.

  At the present time, the Fund cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.


  For further information about the types of investments and investment techniques available to the Fund, including the risks associated therewith see the sections of this prospectus entitled "Risk Factors" and "Additional Investment Information" and the statement of additional information.

  Of course, there can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.


NONFUNDAMENTAL NATURE OF INVESTMENT OBJECTIVE
  The Fund's investment objective is nonfundamental and may be changed without the vote of a majority (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund's outstanding shares.

INVESTMENT RESTRICTIONS
  The Fund has adopted the fundamental investment restrictions summarized below, which may not be changed without the vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are set forth in the statement of additional information.

  The Fund may not: (1) invest more than 10% of its total assets in the securities of any one issuer (except U.S. government securities), and (2) borrow, unless, immediately after any such borrowing, such borrowing and all other such borrowings and other liabilities do not exceed one-third of the value of the Fund's total assets.

RISK FACTORS
  Like any investment, your investment in the Fund involves some degree of risk. Before you buy shares of the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  The Fund seeks to provide maximum capital growth by investing in a varied portfolio consisting primarily of common stocks and securities convertible into common stocks.

  The Fund is best suited to patient investors who can afford to maintain their investment over a relatively long period of time, and who are seeking a fund which is relatively aggressive and has the potential for significant returns. The Fund is not an appropriate investment for conservative investors who are seeking preservation of capital and/or income.

  Certain risks related to the Fund are discussed below. To the extent not discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information".

  FUND RISKS. Investing in common stocks, particularly those having growth characteristics, frequently involves greater risks (and possibly greater rewards) than investing in other types of securities. Common stock prices tend to be more volatile and companies having growth characteristics may sometimes be unproven.

  A need for cash due to large liquidations from the Fund when prices of common stocks are declining could result in losses to the Fund.

  Investing in the Fund involves the risk common to investing in any security, that is the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

  FOREIGN RISK. Investing in securities of foreign issuers generally involves more risk than investing in securities of domestic issuers for the following reasons: (1) there may be less public information available about foreign companies than is available about U.S. companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to U.S. companies; (3) foreign stock markets have less volume than the U.S. market, and the securities of some foreign companies are much less liquid and much more volatile than the securities of comparable U.S. companies; (4) foreign securities transactions may involve higher brokerage commissions; (5) there may be less government regulation of stock markets, brokers, listed companies and banks in foreign countries than in the U.S.; (6) the Fund may incur fees on currency exchanges when it changes investments from one country to another; (7) the Fund's foreign investments could be affected by expropriation, confiscatory taxation, nationalization, establishment of currency exchange controls, political or social instability or diplomatic developments; (8) fluctuations in foreign exchange rates will affect the value of the Fund's investments, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments; and (9) interest and dividends on foreign securities may be subject to withholding taxes in a foreign country that could result in a reduction of net investment income available for distribution.


  Investing in securities of issuers in emerging market countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging market countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. Furthermore, investing in securities of companies in the formerly communist countries of Eastern Europe and the People's Republic of China involves additional risks to those associated with investments in companies in non-formerly communist emerging markets countries. Specifically, those countries could convert back to a single economic system, and the claims of property owners prior to the expropriation by the communist regime could be settled in favor of the former property owners, in which case the Fund could lose its entire investment in those countries.


  OTHER CONSIDERATIONS. The Fund does not, by itself, constitute a balanced investment plan. The Fund may be appropriate as part of an overall investment program. Investors may wish to consult their financial advisers when considering what portion of their total assets to invest in such a growth fund.

  Past performance should not be considered representative of results for any future period of time.

PRICING SHARES
  The net asset value of a Fund share is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. eastern time for the purpose of pricing fund shares) except on days when changes in the value of the Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.


  For the purposes of calculating the net asset value of a Fund share on any given day, securities traded on national securities exchanges or reported on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market are valued at the last sale price. If there were no transactions on that day, securities will be valued at the mean of the closing bid and asked prices or at such other value as shall be determined in good faith, by or under the direction of the Fund's Board of Trustees, to be the fair market value of such securities. Commercial paper is generally valued at cost, which approximates market.

  Other securities, including unlisted securities, are valued at the last reported bid price if such prices are available. Prices for such securities are considered to be unavailable if, for example, the securities are restricted securities, or if there exists a "thin market" in the securities. In such situations, the value is determined in good faith by or under the direction of the Fund's Board of Trustees.


DIVIDENDS AND TAXES
  The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code (the "Code"). The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending October 31 of such calendar year. Any taxable dividend declared in October, November or December to shareholders of record in such month and paid by the following January 31 will be includable in the taxable income of the shareholder as if paid on December 31 of the year in which the dividend was declared. If the Fund qualifies and if it distributes all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability. The Fund will make distributions from its net investment income and net capital gains, if any, at least annually. Because Class A shares bear most of the costs of distribution of such shares through payment of a front end sales charge while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.


  Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge. Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains dividends are taxable as ordinary income, and net long-term gains dividends are taxable as capital gains regardless of how long the Fund's shares are held. If Fund shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year.


FUND MANAGEMENT AND EXPENSES
BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the authority of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment manager to the Fund and is responsible for the overall management of the Fund's business and affairs.

INVESTMENT MANAGER
  Keystone Management, the Fund's investment manager, organized in 1989, is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to most of the other funds in the Keystone America Fund Family and certain other Funds in the Keystone Investments Family of Funds.

  Pursuant to its Investment Management Agreement with the Fund (the "Management Agreement"), Keystone Management has delegated its investment management functions, except for certain administrative and management services to be performed by Keystone Management, to Keystone and has entered into an Investment Advisory Agreement with Keystone (the "Advisory Agreement") under which Keystone provides investment advisory and management services to the Fund. Services performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Code, (b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains; and (4) storing documents relating to the Fund's activities.


  The Fund pays Keystone Management a fee for its services at the annual rate set forth below:

                                                           Aggregate Net Asset
Management                                                 Value of the Shares
Fee                                                                of the Fund
------------------------------------------------------------------------------
0.75% of the first                                        $  250,000,000, plus
0.675% of the next                                        $  250,000,000, plus
0.60% of the next                                         $  500,000,000, plus
0.50% of amounts over                                     $1,000,000,000

computed as of the close of business on each business day and payable daily.


  During the fiscal year ended December 31, 1995, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,280,436, which amount represented 0.75% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,088,371 was paid to Keystone for its services to the Fund.

  To the extent the Fund's management fee equals 0.75%, the fee would be higher than that paid by most mutual funds, but would not necessarily be higher than that paid by funds with similar objectives.

INVESTMENT ADVISER
  Keystone, the Fund's Investment Adviser, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone, is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments"), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  Keystone Investments is a private corporation predominately owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert
H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.


  Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under the Management Agreement.


  The Management Agreement and the Advisory Agreement continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of a majority of the outstanding shares of the Fund. In either case, the terms of the Management Agreement and the Advisory Agreement and continuance thereof must be approved by the vote of a majority of Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement and the Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund, Keystone Management or Keystone, or terminated by a vote of the Fund's shareholders. The Management Agreement and the Advisory Agreement will terminate automatically upon assignment.


  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.


PORTFOLIO MANAGER
  Maureen E. Cullinane has been the Fund's portfolio manager since 1989. Ms. Cullinane is a Keystone Senior Vice President and Senior Portfolio Manager and has more than 20 years of investment experience.

FUND EXPENSES
  The Fund pays all of its expenses. In addition to the investment advisory and management fees discussed above, the principal expenses that the Fund is expected to pay include, but are not limited to: expenses associated with certain of its Trustees; transfer, dividend disbursing and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors; fees of legal counsel to its Independent Trustees; fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Fund also pays its brokerage commissions, interest charges and taxes.

  For the fiscal year ended December 31, 1995, the Fund's Class A, Class B and Class C shares paid 1.38%, 2.29% and 2.30%, respectively, of their respective average class net assets in expenses.

  During the fiscal year ended December 31, 1995, the Fund paid or accrued to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer and dividend disbursing agent, and to Keystone Investments $565,768 for shareholder services and $39,461 for certain accounting and printing services, respectively. KIRC is a wholly-owned subsidiary of Keystone.

SECURITIES TRANSACTIONS
  Under policies established by the Fund's Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider as a factor the number of shares of the Fund sold by such broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone Management, Keystone, the Fund's principal underwriter or their affiliates.


  The Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.


PORTFOLIO TURNOVER
  The Fund's portfolio turnover rates for the fiscal years ended December 31, 1994 and 1995 were 137% and 159%, respectively. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders. For further information about brokerage and distributions, see the statement of additional information.


HOW TO BUY SHARES
  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter. The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.


  In addition, you may open an account for the purchase of shares of the Fund by mailing to the Fund c/o Keystone Investor Resource Center, Inc., P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also open an account by telephoning 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds, wiring or electronically transferring $1,000 or more and sending in a completed account application. Subsequent investments in any amount may be made by check, by wiring Federal funds or by an electronic funds transfer ("EFT").


  Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the front end sales charge. Orders received by dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly.

  Orders for shares received by broker-dealers prior to that day's close of trading on the Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the front end sales charge. Orders received by broker-dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

  Orders for shares received directly by the Fund from you will receive the offering price equal to the net asset value per share next computed after the Fund receives the purchase order plus, in the case of Class A shares, the front end sales charge.

  The initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to KIRC by calling toll free 1-800-343-2898 or writing to KIRC or to the firm from which you received this prospectus.


ALTERNATIVE SALES OPTIONS
  Generally, the Fund offers three classes of shares:

CLASS A SHARES -- FRONT END LOAD OPTION
  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a deferred sales charge when they are redeemed except as follows: Class A shares purchased (1) in an amount equal to or exceeding $1,000,000 or (2) by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front end sales charge, will be subject to a contingent deferred sales charge for the 24 month period following the date of purchase.

CLASS B SHARES -- BACK END LOAD OPTION
  Class B shares are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a contingent deferred sales charge if they are redeemed. Class B shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge if redeemed during the 72 month period commencing with and including the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a deferred sales charge upon redemption during the four calendar years following purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.


CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within one year after the date of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter.

  Each class of shares, pursuant to its Distribution Plan or other plan, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average net assets attributable to their respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.


  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment.

  The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $1,000,000 or more.
                ----------------------------------------------


CLASS A SHARES
  Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                                             AS A % OF      CONCESSION TO
                                                              AS A % OF     NET AMOUNT  DEALERS AS A % OF
AMOUNT OF PURCHASE                                       OFFERING PRICE      INVESTED*     OFFERING PRICE
---------------------------------------------------------------------------------------------------------
Less than $50,000 ..................................              5.75%          6.10%              5.25%
$50,000 but less than $100,000 .....................              4.75%          4.99%              4.25%
$100,000 but less than $250,000 ....................              3.75%          3.90%              3.25%
$250,000 but less than $500,000 ....................              2.50%          2.56%              2.25%
$500,000 but less than $1,000,000 ..................              1.50%          1.52%              1.50%
----------
*Rounded to the nearest one-hundredth percent.

                ----------------------------------------------
  Purchases of the Fund's Class A shares in the amount of $1 million or more and/or purchases of Class A shares made by a Qualifying Plan or a tax sheltered annuity plan sponsored by a public education entity having 5,000 or more eligible employees (a "TSA Plan") will be at net asset value without the imposition of a front-end sales charge (each such purchase, an "NAV Purchase").

  In addition, purchases of the Fund's Class A shares made for the benefit of a Chilean retirement plan (a "Chilean Retirement Plan") in the amount of $1 million or more will be an NAV Purchase.

  With respect to NAV Purchases, the Principal Underwriter will pay broker/ dealers or others concessions based on (1) the investor's cumulative purchases during the one-year period beginning with the date of the initial NAV Purchase and (2) the investor's cumulative purchases during each subsequent one-year period beginning with the first NAV Purchase following the end of the prior period. For such purchases, concessions will be paid at the following rate:
1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999. Upon redemption within two years of NAV Purchases by a Chilean Retirement Plan of any shares upon which the payment of a concession was based, a prorated portion of such concession shall be returned to the Principal Underwriter.

  With the exception of Class A shares acquired by a TSA Plan or a Chilean Retirement Plan, Class A shares acquired in an NAV Purchase are subject to a contingent deferred sales charge of 1.00% upon redemption during the 24 month period commencing on the date the shares were originally purchased. Class A shares acquired by a TSA Plan or a Chilean Retirement Plan in an NAV Purchase are not subject to a contingent deferred sales charge.

  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such recipient and outstanding on the books of the Fund for specified periods.


  Upon written notice to dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.


  Initial sales charges may be eliminated for persons purchasing Class A shares which are included in a broker-dealer or investment adviser managed fee based program (a "wrap account") with broker dealers or investment advisers who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after a change in the registered representative's employment, when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either (1) paid a front end sales charge, or
(2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates, when the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds. This special net asset value purchase is currently being offered on a calendar month by month basis and may be modified or terminated in the future.

  Since January 1, 1996 through March 31, 1996 ("Offering Period"), the Principal Underwriter will reallow to brokers or others a commission based on the price paid for each Class A Fund share sold, at the following rates: full reallowance plus an additional .50% for each Class A Fund share sold with respect to purchases in an amount not exceeding $499,999, and full reallowance for each Class A Fund share sold with respect to purchases in an amount in excess of $499,999. Such payments will be made to those dealers and others selling such shares who pay to their registered representatives making such sales a portion of the additional amount payable under this special dealer offer, determined in accordance with their regular payment arrangements with such persons for sales not made under a special dealer offer.


CLASS A DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund, currently limited to 0.25% annually of the average daily net asset value of Class A shares, in connection with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers), as service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by the recipients and outstanding on the books of the Fund for specified periods.

CLASS B SHARES
  Class B shares are offered at net asset value, without an initial sales charge.

  With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge in accordance with the following schedule:


                                                 DEFERRED
                                                  SALES
                                                  CHARGE
REDEMPTION TIMING                                IMPOSED
-----------------                                -------
First twelve month period ....................    5.00%
Second twelve month period ...................    4.00%
Third twelve month period ....................    3.00%
Fourth twelve month period ...................    3.00%
Fifth twelve month period ....................    2.00%
Sixth twelve month period ....................    1.00%


No deferred sales charge is imposed on amounts redeemed thereafter.

  With respect to Class B shares sold prior to June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2.00% on shares redeemed during the second calendar year after the year of purchase; and 1.00% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.


  When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

  Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will similarly convert to Class A shares at the end of seven calendar years after the year of purchase. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to KIRC.) The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

CLASS B DISTRIBUTION PLANS
  The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide, in the aggregate, for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Class B shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to brokers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans" below.

  Since January 1, 1996 through March 31, 1996 ("Offering Period"), the Principal Underwriter will reallow to brokers or others a commission equal to 4.75% of the price paid for each Class B Fund share sold as well as payment in advance of a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients and outstanding on the books of the Fund for specified periods, as described in each Fund's prospectus. Such payments will be made to those dealers and others selling such shares who pay to their registered representatives making such sales a portion of the additional amount payable under this special dealer offer, determined in accordance with their regular payment arrangements with such persons for sales not made under a special dealer offer.

CLASS C SHARES
  Class C shares are offered only through dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund imposes a deferred sales charge of 1.00% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

CLASS C DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to the Fund's Class C shares (the "Class C Distribution Plan") that provides for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Class C shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans") plus service fees, which are paid at the annual rate of 0.25% of the average daily net asset value of each Class C share maintained by the recipients and outstanding on the books of the Fund for specified periods. See "Distribution Plans" below.

CONTINGENT DEFERRED SALES CHARGE
AND WAIVER OF SALES CHARGES
  Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

  No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of such shares;
(2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than two years from the date of purchase; (4) Class B shares held more than four consecutive calendar years or more than 72 months after the month of purchase, as the case may be; or (5) Class C shares held for more than one year from the date of purchase. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.


  In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


  The Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a contingent deferred sales charge to certain Directors, Trustees, officers and employees of the Fund and Keystone and certain of their affiliates, to registered representatives of firms with dealer agreements with the Principal Underwriter and to a bank or trust company acting as a trustee for a single account.


ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  The Principal Underwriter may, from time to time, provide promotional incentives, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, dealers may, from time to time, receive additional cash payments. The Principal Underwriter may also provide written information to dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD. Dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the 1933 Act.


  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to 0.25% of the value of shares sold by such dealer.


  The Principal Underwriter may also pay a transaction fee (up to the level of payments allowed to dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients.

  The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION PLANS
  As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.


  The NASD limits the amount that a fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any deferred sales charges paid by shareholders to the Principal Underwriter), remaining unpaid from time to time.


  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

  If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan. If a Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

  In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares, unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.


  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. Unpaid distribution costs at fiscal year end December 31, 1995 were $2,337,905 for Class B shares purchased prior to June 1, 1995 (4.56% of net class assets of such Class B shares); $1,219,354 for Class B shares purchased on or after June 1, 1995 (6.00% of net class assets of such Class B shares); and $829,901 for Class C shares (5.94% of net class assets of such Class C shares).

  During the fiscal year ended December 31, 1995, the Fund paid the Principal Underwriter $152,234 under its Class A Distribution Plan; $422,149 for Class B shares sold prior to June 1, 1995 and $57,588 for Class B shares sold on or after June 1, 1995, under its Class B Distribution Plans; and $113,669 under its Class C Distribution Plan. These amounts were used to pay commissions and service fees. The Fund makes no payments in connection with the sale of its shares other than the fee paid to its Principal Underwriter.


  Dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

HOW TO REDEEM SHARES
  You may redeem Fund shares for cash at their net asset value upon written order to the Fund c/o KIRC, and presentation to the Fund of a properly endorsed share certificate (if certificates have been issued). Your signature
(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephonic order will be deposited by wire or EFT only to the bank account designated in your account application.

  The redemption value equals the net asset value per share then determined and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption.

  If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take 15 days or more. Any delay may be avoided by purchasing shares either with a certified check or by Federal Reserve or bank wire of funds or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable contingent deferred sales charge (as described above), will be made within seven days thereafter except as discussed herein.

  You may also redeem your shares through broker-dealers. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable deferred sales charge, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fee for this service. Your broker-dealer, however, may charge a service fee.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND KIRC'S POLICIES. The Fund or KIRC may waive this requirement, but also may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and KIRC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. You must complete the Telephone Redemptions section of the application to enjoy telephone redemption privileges.

  In order to insure that instructions received by KIRC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent by EFT to your previously designated bank account as you direct. If you do not specify how you wish your redemption proceeds to be sent, they will be mailed by check.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker as set forth herein.

SMALL ACCOUNTS
  Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No deferred sales charges are applied to such redemptions.

REDEMPTIONS IN KIND
  If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

GENERAL
  The Fund reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL") or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that KIRC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from KIRC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  A shareholder who has obtained the appropriate prospectus may exchange shares of the Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;


    Class B shares, except as noted below, may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and


    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.


  Class B shares purchased on or after June 1, 1995 cannot be exchanged for Class B shares of Keystone Capital Preservation and Income Fund during the 24 month period commencing with and including the month of original purchase.

  The exchange of Class B shares and Class C shares will not be subject to a contingent deferred sales charge. However, if the shares being tendered for exchange are


  (i) Class A shares acquired in an NAV Purchase or otherwise without a front end sales charge,

  (ii) Class B shares that have been held for less than 72 months or four years, as the case may be, or

  (iii) Class C shares that have been held for less than one year,

and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange shares for another Keystone fund for a $10 fee by calling or writing to Keystone. The exchange fee is waived for individual investors who make an exchange using KARL. Shares purchased by check are eligible for exchange after 15 days. If the shares being tendered for exchange are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right, after providing the required notice to shareholders, to terminate this exchange offer or to change its terms, including the right to change the fee for any exchange.


  Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the Fund is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.


  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

KEYSTONE AMERICA MONEY LINE
  Keystone America Money Line eliminates the delay of mailing a check or the expense of wiring funds. You must request the service on your application. Keystone America Money Line allows you to authorize electronic transfers of money to purchase shares in any amount and to redeem up to $50,000 worth of shares. You can use Keystone America Money Line like an "electronic check" to move money between your bank account and your account in the Fund with one telephone call. You must allow two business days after the call for the transfer to take place. For money recently invested, you must allow normal check clearing time before redemption proceeds are sent to your bank.

  You may also arrange for systematic monthly or quarterly investments in your Keystone America account. Once proper authorization is given, your bank account will be debited to purchase shares in the Fund. You will receive confirmation from the Principal Underwriter for every transaction.

  To change the amount of a Keystone America Money Line or to terminate the service (which could take up to 30 days), you must write to KIRC and include account numbers.


RETIREMENT PLANS
  The Fund has various pension and profit-sharing plans available to you, including Individual Retirement Accounts ("IRAs"); Rollover IRAs; Simplified Employee Pension Plans ("SEPs"), Tax Sheltered Annuity Plans ("TSAs"), 403(b) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to KIRC.


AUTOMATIC WITHDRAWAL PLAN
  Under an Automatic Withdrawal Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Fund shares in your account when the Automatic Withdrawal Plan is opened. Fixed withdrawal payments are not subject to a deferred sales charge. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Fund's shares while participating in the Automatic Withdrawal Plan.

DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.


  Prior to participating in dollar cost averaging, you must establish an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application (1) the dollar amount of each monthly or quarterly investment (minimum $100) you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund. If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent. See Exhibit A to this prospectus.


TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on your application and indicate the Keystone America Fund
(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent.

OTHER SERVICES
  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA
  From time to time the Fund may advertise "total return" and "current yield". ALL DATA IS BASED ON HISTORICAL EARNINGS AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return and current yield are computed separately for each class of shares of the Fund. Total return refers to average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Fund may also include comparative performance data for each class of shares in advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Corporation, Ibbotson Associates or other industry publications.


FUND SHARES
  Generally, the Fund issues three classes of shares which participate in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each series or class of shares or other expenses that the Board of Trustees may designate as series or class expenses from time to time, are borne solely by each series or class; (2) each series or class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each series or class has different exchange privileges; and (4) each series or class generally has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. The Fund is authorized to issue additional series or classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by series or class. The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as presecribed by
Section 16(c) of the 1940 Act.


  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

ADDITIONAL INFORMATION
  KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone and serves as the Fund's transfer agent and dividend disbursing agent.

  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or a semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION
  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS
  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES
  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes acquired by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that
(1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements; i.e., the Fund purchases a security subject to its obligation to resell and the seller's obligation to repurchase that security at an agreed upon price and date, such date usually being not more than seven days from the date of purchase. The resale price is based on the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement imposes an obligation on the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. The value of the underlying security is at least equal to the amount of the agreed upon resale price and marked to market daily. The Fund may enter into such agreements only with respect to U.S. government securities. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. It does not presently appear possible to eliminate all risks involved in repurchase agreements. These risks include the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with bankruptcy proceedings. Therefore, it is the policy of the Fund to enter into repurchase agreements only with large, well-capitalized banks that are members of the Federal Reserve System and with primary dealers in U.S. government securities (as designated by the Federal Reserve Board) whose creditworthiness has been reviewed and found satisfactory by Keystone.


REVERSE REPURCHASE AGREEMENTS
  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. Borrowing and reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of the Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. The staff of the SEC has taken the position that a fully secured or collateralized reverse repurchase agreement is not subject to the percentage limit on borrowings imposed under Section 18 of the 1940 Act.

FOREIGN SECURITIES
  The Fund may invest up to 25% of its assets in securities principally traded in securities markets outside the United States. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States). These risks are carefully considered by Keystone prior to the purchase of these securities.


"WHEN ISSUED" SECURITIES
  The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

SHORT SALES
  The Fund may make short sales of securities "against the box." A short sale involves the borrowing of a security, which must eventually be returned to the lender. A short sale is "against the box" if, at all times when the short position is open, the Fund owns the securities sold short or owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities identical to the securities sold short. Short sales against the box are used to defer recognition of gains or losses or in order to receive a portion of the interest earned by the executing broker from the proceeds of such sale. The proceeds of a short sale are held by the broker until the settlement date when the Fund delivers the security or
convertible security to close out its short position.   Although prior to such
delivery the Fund will have to pay an amount equal to any dividends paid on the securities sold short, the Fund will receive the dividends from the securities convertible into the securities sold short plus a portion of the interest earned from the proceeds of the short sale. The Fund will not make short sales of securities subject to outstanding call options written by it. The Fund will segregate the securities sold short or appropriate convertible securities in a special account with the Fund's custodian in connection with its short sales "against the box."

CONVERTIBLE SECURITIES
  The Fund may invest in convertible securities. These securities, which include bonds, debentures, corporate notes, preferred stocks and other securities, are securities that the holder can convert into common stock. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, entail less risk than a corporation's common stock. The value of a convertible security is a function of its investment value (its market worth without a conversion privilege) and its conversion value (its market worth if exchanged). If a convertible security's investment value is greater than its conversion value, its price primarily will reflect its investment value and will tend to vary inversely with interest rates (the issuer's creditworthiness and other factors also may affect its value). If a convertible security's conversion value is greater than its investment value, its price will tend to be higher than its conversion value and it will tend to fluctuate directly with the price of the underlying equity security.

DERIVATIVES
  The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


  Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes, although the Fund generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objective and policies.


  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the Fund's statement of additional information. The Fund does not presently engage in the use of swaps.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

OPTIONS TRANSACTIONS
  WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. No more than 25% of its net assets will be subject to covered options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

  The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities eligible for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and, correspondingly, greater brokerage commissions and other transaction costs may result. The Fund does not expect, however, that this will occur.

  The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains liquid assets having a value equal to or greater than the exercise price of the option with its custodian in a segregated account.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open. By writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

  PURCHASING OPTIONS. The Fund may purchase call and put options.

  The Fund would normally purchase call options to hedge against an increase in the market value of its securities. The Fund will not engage in such transactions for speculation. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize a loss on the purchase of the call option.

  The Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities until the options expire or are exercised.

  The Fund would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefitting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities declined below the exercise price sufficiently to cover the premium and transaction costs. Otherwise, the Fund would realize a loss on the purchase of the put option.

  The Fund may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

OPTIONS TRADING MARKETS. Options which the Fund will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges.

FUTURES TRANSACTIONS
  The Fund may enter into futures contracts for the purchase or sale of securities or currency or futures contracts based on stock indices and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund may enter into other types of futures contracts that may become available and relate to the securities held by the Fund. The Fund will enter into futures contracts in order to hedge against changes in securities prices. A futures contract is an agreement to buy or sell securities or currencies at a specified price during a designated month. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and continues until the contract is terminated.

  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund would sell futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract were purchased by the Fund, the value of the contract would tend to rise when the value of the underlying securities increased and to fall when the value of such securities declined. The Fund intends to purchase futures contracts in order to fix what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  The Fund may also purchase put and call options on securities and currency futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

  The Fund may write (sell) put and call options on futures contracts for hedging purposes. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Conversely, the writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

  Although futures and options transactions are intended to enable the Fund to manage market risk, unanticipated changes in market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts market price movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Fund does not intend to use futures transactions for speculation. The Fund may not purchase or sell futures contracts or options on futures, except for closing purchase or sale transactions, if immediately thereafter the sum of margin deposits on the Fund's outstanding futures and options positions and premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options. In addition, the Fund's activities in futures contracts may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

FOREIGN CURRENCY TRANSACTIONS
  As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.


ZERO COUPON BONDS
  A zero coupon (interest) "stripped" bond represents ownership in serially maturing interest or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. These bonds mature on the payment dates of the interest on principal which they represent. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

  In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

  For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bond (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns coupon bonds and coupon zero bonds representing separate interests in the coupon (interest) payments and the principal payments from the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

  If an when the Fund invests in zero coupon bonds, the Fund does not expect to have enough zero coupon bonds to have a material effect on dividends. The Fund has undertaken to a state securities authority to disclose that zero coupon securities pay no interest to holders prior to maturity, and the interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

LOANS OF SECURITIES
  The Fund may lend its securities to brokers and dealers or other institutional borrowers for use in connection with their short sales, arbitrages or other securities transactions. Such loan transactions afford the Fund an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it to secure the loan. Loans of portfolio securities will be made (if at all) in strict conformity with applicable federal and state rules and regulations. There may be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially. Therefore, loans will be made only to firms deemed by Keystone to be of good standing and will not be made unless, in the judgment of Keystone, the consideration to be earned from such loans justifies the risk.

  The Fund understands that it is the current view of the staff of the Securities and Exchange Commission that it is permitted to engage in loan transactions only if it meets the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) exceeds the value of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in the securities' market values; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the securities occurs, the Fund must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Fund to vote proxies. Excluding Items (1) and
(2), these procedures may be amended from time to time, as regulatory policies may permit, by the Fund's Board of Trustees without shareholder approval. Such loans may not exceed 25% of the Fund's total assets.

                                                                     EXHIBIT A

                            REDUCED SALES CHARGES


  Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.


  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or
(13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge Schedule in the Prospectus.

RIGHT OF ACCUMULATION
  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge schedule. KIRC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by KIRC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary) 5% of the dollar amount specified on the application will be held in escrow by KIRC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, KIRC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by KIRC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints KIRC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or KIRC that a Letter of Intent is in effect each time a purchase is made.

-------------------------------------
          KEYSTONE AMERICA
            FUND FAMILY
                 o
Capital Preservation and Income Fund
     Government Securities Fund
    Intermediate Term Bond Fund
       Strategic Income Fund
          World Bond Fund
        Tax Free Income Fund
  California Insured Tax Free Fund

       Florida Tax Free Fund

    Massachusetts Tax Free Fund
       Missouri Tax Free Fund
   New York Insured Tax Free Fund
     Pennsylvania Tax Free Fund
        Texas Tax Free Fund
       Fund for Total Return
     Global Opportunities Fund
Hartwell Emerging Growth Fund, Inc.
        Hartwell Growth Fund
             Omega Fund
        Fund of the Americas
     Strategic Development Fund

    Small Company Growth Fund II

-------------------------------------


[logo] KEYSTONE
       INVESTMENTS

Keystone Investment Distributors Company
200 Berkeley Street
Boston, Massachusetts 02116-5034

[recycle logo]


OF-P 4/96


-------------------------------------
               KEYSTONE
        ---------------------





        ---------------------
               OMEGA
               FUND
-------------------------------------

                [logo]

            PROSPECTUS AND
             APPLICATION

                               KEYSTONE OMEGA FUND

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                               KEYSTONE OMEGA FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL __, 1996

         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with the prospectus of Keystone Omega Fund (formerly named Keystone America Omega Fund, Inc.) (the "Fund") dated April __, 1996. A copy of the prospectus may be obtained from Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, or your broker dealer.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                    Page
        The Fund                                                     2
        Investment Restrictions                                      2
        Distributions and Taxes                                      5
        Valuation of Securities                                      6
        Brokerage                                                    8
        Sales Charges                                               10
        Distribution Plans                                          13
        Trustees and Officers                                       17
        Investment Manager                                          20
        Investment Adviser                                          23
        Principal Underwriter                                       24
        Declaration of Trust                                        26
        Standardized Total Return and Yield Quotations              27
        Additional Information                                      28
        Appendix                                                    A-1
        Financial Statements                                        F-1
        Independent Auditors' Report                                F-14

--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

         The Fund is an open-end, diversified management investment company commonly known as a mutual fund. The Fund's investment objective is maximum capital growth by investing in a varied portfolio consisting primarily of common stocks and securities convertible into common stocks.

         The Fund was formed as a Massachusetts business trust on September 21, 1994. Originally, the Fund had been incorporated in Massachusetts on February 8, 1968, as Omega Fund, Inc. Omega Fund, Inc. joined the Keystone America Funds on April 19, 1989 and was renamed Keystone America Omega Fund, Inc.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund's outstanding voting shares. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         The Fund may not do any the following:

         (1) purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (2) make short sales of securities or maintain a short position, unless, at all times when a short position is open, it owns an equal amount of such securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 15% of the Fund's net assets (taken at market or fair value as determined by the Fund's Board of Trustees) is held as collateral for such sales at any one time (a reason for making such a sale would be to defer realization of gain or loss for federal income tax purposes);

         (3) make loans, except by the purchase of a portion of an issue of bonds, notes, debentures or other obligations publicly distributed or of a type customarily purchased by financial institutions, or by entering into loan transactions with respect to portfolio securities not in excess of 25% of the Fund's total assets (taken at current value) immediately after such transaction; the Fund will not lend any of its assets to any investment adviser or principal underwriter for the Fund or to any officer, trustee or employee of either of them or of the Fund;

         (4) borrow, unless, immediately after any such borrowing, such borrowing and all other such borrowings and other liabilities do not exceed one-third of the value of the Fund's total assets (including all such borrowings), taken at market or other fair value;

         (5) invest more than 10% of the Fund's total assets (taken at market or fair value as determined by the Fund's Board of Trustees) in the securities of any one issuer (except United States ("U.S.") government securities);

         (6) purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in such companies taken at cost to exceed 5% of the Fund's total assets taken at market value;

         (7) purchase or sell real estate or interests in real estate;

         (8) purchase or sell commodities or commodity contracts, except that the Fund may engage in transactions in commodity futures contracts and options on commodity futures contracts, other than physical commodity futures contracts;

         (9) purchase or acquire the securities of any other investment company; except that it may make such a purchase or acquisition in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission); provided that, immediately after such purchase or acquisition, the Fund and any company or companies controlled by the Fund do not own in the aggregate:

         (a) more than 3% of the total outstanding voting stock of the acquired company;

         (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or

         (c) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; and provided that, immediately after such purchase or acquisition, the Fund, other investment companies having the same investment adviser, and companies controlled by the Fund and/or such investment companies do not own more than 10% of the total outstanding voting stock of any closed-end investment company so purchased or acquired;

         (10) purchase or retain the securities of any issuer if those officers and trustees of the Fund or its investment adviser owning individually more than one-half of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

         (11) act as a securities underwriter, or act as a distributor of securities of which it is the issuer, except that the Fund may issue, sell and distribute securities of which it is the issuer, including additional shares of its capital stock, and may act as its own distributor of such securities to the extent that such action is not in contravention of such rules and regulations as the Securities and Exchange Commission (sometimes referred to herein as the "SEC" or the "Commission") may prescribe in respect thereof, and except that the Fund might be deemed an underwriter within the meaning of Section 2(11) of the Securities Act of 1933 ("1933 Act") in making sales of restricted securities;

         (12) concentrate its investments in any particular industry.

         A borrowing limitation in excess of 5% is generally associated with a leveraged fund. The Fund anticipates borrowing only for temporary purposes. To the extent the Fund's total borrowings exceed 5%, no additional investments will be made until such borrowings are reduced to 5%.

         As a diversified investment company, the Fund has undertaken not to purchase a security if, as a result, more than 10% of the outstanding voting securities of any single issuer would be held by the Fund or more than 5% of its total assets would be invested in the securities of any one issuer.

         A purchase by the Fund of securities of other investment companies would result in a layering of expenses such that the Fund's shareholders would indirectly bear a proportionate share of the expenses of those investment companies, including operating costs, investment advisory fees and administrative fees. The Fund does not anticipate purchasing the securities of other investment companies.

         The Fund has adopted the non-fundamental policies set forth below, which may be changed without shareholder approval or notification in order to permit the sale of shares in certain states.

         The Fund will not do the following:

         (1) pledge more than 10% of the Fund's average net assets (taken at market or fair value as determined by the Board of Trustees) for the preceding fiscal year at the time of such pledging;

         (2) invest in warrants, valued at the lower of cost or market, exceeding 5%, or, in the case of warrants not listed on the New York or American Stock Exchanges, 2% of the value (taken at market or fair value as determined by the Board of Trustees) of the Fund's net assets immediately after the making of any such investment; warrants acquired in units or attached to securities may be deemed to be without value;

         (3) invest in oil, gas or other mineral leases or exploration programs;

         (4) invest in the securities of any issuer if, immediately after the making of such investment, the Fund would own more than 10% of the voting stock of, or have more than 5% of the Fund's total assets invested in the securities of, such issuer;

         (5) use leverage except for temporary and emergency purposes, and leverage will not be used generally for making additional investments; and

         (6) purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

         Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.

--------------------------------------------------------------------------------
                             DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

         The Fund distributes to its shareholders dividends from net investment income and net realized capital gains annually in shares or, at the option of the shareholder, in cash. Shareholders who have not opted to receive cash, prior to the record date for any distribution will have the number of distributed shares determined on the basis of the Fund's net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks, as appropriate, will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributed long-term capital gains are taxable as such to the shareholder and regardless of the period of time Fund shares have been held by the shareholder. However, if such shares are held less than six months and redeemed at a loss, the shareholder will recognize a long term capital loss on such shares to the extent of the long term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only the Fund's net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.

--------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

         Current values for the Fund's portfolio securities are determined as follows:

         (1) Common stock, preferred stock and other equity securities listed on the New York Stock Exchange (the "Exchange") are valued on the basis of the last sale price on the Exchange. In the absence of any sales, such securities are valued at the last bid price.

         (2) Common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in (1) above using quotations on the exchange on which the security is most extensively traded.

         (3) Common stock, preferred stock and other equity securities unlisted and quoted on the National Market System ("NMS") are valued at the last sale price, provided a sale has occurred. In the absence of any sales, such securities are valued at the high or "inside" bid, which is the bid supplied by the National Association of Securities Dealers Automated Quotation system ("NASDAQ") for securities traded in the over-the-counter market.

         (4) Common stock, preferred stock and other equity securities quoted on the NASDAQ system but not listed on NMS are valued at the high or "inside" bid.

         (5) Common stock, preferred stock and other equity securities not listed and not quoted on the NASDAQ system and for which over- the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities.

         (6) Non-U.S. common stock, preferred stock and other equity securities not listed or listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by Keystone.

         (7) Bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by Keystone.

         (8) Short-term debt securities maturing in sixty days or less are valued at amortized cost if their original term to maturity from the date of purchase was sixty days or less, or by amortizing their value on the sixty-first day prior to maturity if their term to maturity from the date of purchase exceeds sixty days, unless the Trustees determine that such valuation does not represent fair market value.

         (9) Options, futures contracts and options on futures listed or traded on a national exchange are valued at the last sale price on such exchange prior to the time of determining net asset value, or, if no sale is reported, are valued at the mean between the most recent bid and asked prices.

         (10) Forward currency contracts are valued at their last sale as reported by a pricing service and, in the absence of a report, at a value determined on the basis of the underlying currency at prevailing exchange rates.

         (11) Securities subject to restrictions on resale are valued at fair value at least monthly by a pricing service under the direction of the Fund's Board of Trustees.

         (12) All other assets are valued at fair market value as determined by or under the direction of the Fund's Board of Trustees.

--------------------------------------------------------------------------------
                                    BROKERAGE
--------------------------------------------------------------------------------

         It is the policy of the Fund, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the efficiency with which the transaction is effected, the ability to effect the transaction where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Management weighs such considerations in determining the overall reasonableness of brokerage commissions paid.

         Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Fund, Keystone Management or Keystone is considered to be in addition to, and not in lieu of, services required to be performed by Keystone Management under its Investment Management Agreement or Keystone under its Investment Advisory Agreement. The cost, value and specific application of such information are indeterminable and cannot be practically allocated among the Fund and other clients of Keystone Management or Keystone who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Management Agreement and the Investment Advisory Agreement, Keystone Management and Keystone are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone Management and Keystone do follow such a practice, they will do so on a basis that is fair and equitable to the Fund.

         The Fund expects that purchases and sales of securities usually will be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities in order to take advantage of the lower purchase price available to members of such a group.

         Neither Keystone Management, Keystone nor the Fund intends to place securities transactions with any particular broker-dealer or group thereof. The Fund's Board of Trustees, however, has determined that the Fund may follow a policy of considering sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

         The policy of the Fund with respect to brokerage is and will be reviewed by the Fund's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Investment decisions for the Fund are made independently by Keystone Management or Keystone from those of the other funds and investment accounts managed by Keystone Management or Keystone. It may frequently develop that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula that is equitable to each fund or account. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

         In no instance are portfolio securities purchased from or sold to Keystone Management, Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act and rules and regulations issued thereunder.

         During the fiscal years ended December 31, 1993, 1994 and 1995, the Fund paid $380,450, $592,800 and $735,203, respectively, in brokerage commissions.

--------------------------------------------------------------------------------
                                  SALES CHARGES
--------------------------------------------------------------------------------

GENERAL

         Generally, the Fund offers three classes of shares. Class A shares are offered with a maximum sales charge of 5.75% payable at the time of purchase ("Front End Load Option"). Class B shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge payable upon redemption during the 72 month period following the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a contingent deferred sales charge upon redemption within four calendar years following the year of purchase ("Back End Load Option"). Class B shares purchased on or after June 1, 1995 that have been outstanding eight years following the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 that have been outstanding during seven calendar years will similarly convert to Class A shares. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to Keystone Investor Resource Center, Inc., the Fund's transfer and dividend disbursing agent ("KIRC").) Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase ("Level Load Option"). Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter. The prospectus contains a general description of how investors may buy shares of the Fund as well as a table of applicable sales charges for Class A shares; a discussion of reduced sales charges that may apply to subsequent purchases; and a description of applicable contingent deferred sales charges.

CONTINGENT DEFERRED SALES CHARGES

         In order to reimburse the Fund for certain expenses relating to the sale of its shares (See "Distribution Plans"), a contingent deferred sales charge may be imposed at the time of redemption of certain Fund shares, as follows:

CLASS A SHARES

         With certain exceptions, purchases of Class A shares made (1) in an amount equal to or exceeding $1,000,000, and/or (2) purchased by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front-end sales charge, will be subject to a contingent deferred sales charge of 1% during the 24 month period following the date of purchase. The contingent deferred sales charge will be retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES

         With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge as a percentage of net asset value or net cost of such Class B shares redeemed during succeeding twelve-month periods as follows: 5% during the first period; 4% during the second period; 3% during the third period; 3% during the fourth period; 2% during the fifth period, and 1% during the sixth period. No deferred sales charge is imposed on amounts redeemed thereafter.

         With respect to Class B shares purchased prior to June 1, 1995, the Fund, with certain exceptions, may impose a deferred sales charge of 3% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2% on shares redeemed during the second calendar year after the year of purchase; and 1% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

         If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales charges and Waiver of Sales Charges" below.

CLASS C SHARES

         With certain exceptions, the Fund will impose a deferred sales charge of 1% on Class C shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares.

         No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of such shares;
(2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than two years from the date of purchase; (4) Class B shares held for more than four consecutive calendar years or more than 72 months after the month of purchase, as the case may be; or (5) Class C shares held for more than one year from the date of purchase.

         Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. There is no contingent deferred sales charge when the shares of a class are exchanged for the shares of the same class of another Keystone America Fund. Moreover, when shares of one such class of a fund have been exchanged for shares of another such class of a fund, the calendar year of the purchase of the shares of the fund exchanged into is assumed to be the year shares tendered for exchange were originally purchased.

WAIVER OF SALES CHARGES

         Shares of the Fund may also be sold, to the extent permitted by applicable law, regulations, interpretations or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees or sales representatives of the Fund, Keystone Management, Keystone, Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("Keystone Investments"), their subsidiaries and affiliates or the Principal Underwriter and who have been such for not less than ninety days; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates for the benefit of their Directors, Trustees, officers, full-time employees and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No initial sales charge is charged on purchases of shares of the Fund by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund or any Fund in the Keystone Investments Family of Funds purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         If you were a Fund shareholder of record as of May 1, 1987, you have the perpetual right, so long as you remain a Fund shareholder, to invest and reinvest in additional Class A shares of the Fund without imposition of a sales charge or a deferred sales charge.

         With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no Contingent Deferred Sales Charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old;
(4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an Automatic Withdrawal Plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

REDEMPTION OF SHARES

         The Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's assets in any 90 day period.

--------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1.

DISTRIBUTION PLANS IN GENERAL

         The National Association of Securities Dealers (the "NASD") limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter).

CLASS A DISTRIBUTION PLAN. The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to up to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS. The Fund has adopted Distribution Plans for its Class B shares. Each Class B Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class B shares sold since inception of the Distribution Plans; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to brokers or others a commission equal to 4% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party receives service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Class B Distribution Plan that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

         If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Class B Distribution Plan. If a Class B Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

         In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.

CLASS C DISTRIBUTION PLAN. The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, brokers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25% of the average daily net asset value of each Class C share maintained by the recipients and outstanding on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         Whether any expenditure under a Distribution Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.

         Each of the Distribution Plans may be terminated at any time by a vote of the Fund's Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by the Trustees, including the Rule 12b-1 Trustees.

         During the fiscal year ended December 31, 1995, the Fund paid the Principal Underwriter $152,234 under its Class A Distribution Plan; $422,149 for Class B shares sold prior to June 1, 1995; $57,588 for Class B shares sold on or after June 1, 1995; and $113,669 under its Class C Distribution Plan.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Rule 12b-1 Trustees quarterly. The Rule 12b-1 Trustees may require or approve changes in the implementation or operation of a Distribution Plan and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by a Distribution Plan as stated above.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans are expected to benefit the Fund.

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustee of the
     Fund; Chairman of the Board, President and Chief Executive Officer of Keystone Investments, Keystone, Keystone Management and Keystone Software, Inc. ("Keystone Software"); President, Chief Executive Officer and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional") (formerly named Keystone Investment Management Corporation) and Keystone Fixed Income Advisors ("KFIA"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company; Director of the Principal Underwriter, KIRC and Fiduciary Investment Company, Inc. ("FICO"); Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); former Director and Vice President, Robert Van Partners, Inc. and former Trustee of Neworld Bank.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice) and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Director of
     Keystone Investments; Chairman of the Board and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; former Chairman of the Board and Chief Executive Officer of Keystone Investments; and former Chief Executive Officer of the Fund.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; and former Dean, School of Business, Adelphi University; former Executive Director, Coalition of Essential Schools, Brown University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, N.C).

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board, Director and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments and Keystone.

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc. and the Investment Company Institute; former Governor of Vermont; former Director and President, Associated Industries of Vermont; former Chairman and President, Vermont Marble Company; former Director of Keystone; and former Director and Chairman of the Board, Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden Inter- national Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association and Enhanced Financial Services, Inc.; Member, Georgetown College Board of Advisors; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President and Vice Chairman of The Travelers Corporation; and former Managing Director of Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; Director, Senior Vice President, Chief Financial Officer and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, Keystone Trust Company; Treasurer of Keystone Institutional and FICO; Treasurer and Director of Keystone Management, Keystone Software; Vice President and Treasurer of KFIA; Director of KIRC; former Treasurer and Director of Hartwell Keystone; former Treasurer of Robert Van Partners, Inc.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; and President of Keystone.

J. KEVIN KENELY: Treasurer of the Fund; Treasurer of all other funds in the Keystone Investments Family of Funds; Vice President of Keystone Investments, Keystone, the Principal Underwriter, FICO and Keystone Software; and former Controller of Keystone Investments and certain of its affiliated operating companies.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
         Vice President and Secretary of all other funds in the Keystone Investments Family of Funds; Senior Vice President, General Counsel and Secretary of Keystone; Senior Vice President, General Counsel, Secretary and Director of the Principal Underwriter, Keystone Management and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel and Director of FICO and KIRC;Vice President and Secretary of KFIA; Senior Vice President, General Counsel and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company; former Senior Vice President and Secretary of Hartwell Keystone and Robert Van Partners, Inc.

* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

         Mr. Elfner and Mr. Bissell are "interested persons" by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Keystone, the Principal Underwriter and KIRC. Mr. Elfner and Mr. Bissell own shares of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer and Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments.

         During the fiscal year ended December 31, 1995, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Trustees received no retainers or fees. Annual retainers and meeting fees paid by all funds in the Keystone Investments Family of Funds (which includes 32 mutual funds) for the fiscal year ended December 31, 1995, totalled approximately $450,716. As of January 31, 1996, the Trustees and officers beneficially owned less than 1.0% of the Fund's then outstanding Class A, Class B or Class C shares.

         The address of all the Fund's trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------
                               INVESTMENT MANAGER
--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment manager to the Fund and is responsible for the overall management of the Fund's business and affairs. Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone and its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to each of the Funds in the Keystone Fund Family and to certain other funds in the Keystone Investments Family of Funds.

         Except as otherwise noted below, pursuant to an Investment Management Agreement with the Fund (the "Management Agreement") and subject to the supervision of the Fund's Board of Trustees, Keystone Management manages and administers the operation of the Fund, and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives and restrictions. The Management Agreement stipulates that Keystone Management shall provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Management Agreement and pay or reimburse the Fund for the compensation of Fund officers and trustees who are affiliated with the investment manager as well as pay all expenses of Keystone Management incurred in connection with the provisions of its services. All charges and expenses other than those specifically referred to as being borne by Keystone Management will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund. Keystone Management pays all charges and expenses relating to these items subject to reimbursement by the Fund.

         The Management Agreement permits Keystone Management to enter into an agreement with Keystone or other investment adviser, under which Keystone or such other investment adviser, as investment adviser, will provide substantially all the services to be provided by Keystone Management under the Management Agreement. The Management Agreement also permits Keystone Management to delegate to Keystone or another investment adviser substantially all of the investment manager's rights, duties and obligations under the Management Agreement. Keystone Management provides the Fund with certain administrative and management services, which services include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, (b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; and (2) preparing the Fund's federal and state tax returns; (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains; and (4) storing documents relating to the Fund's activities.

         The Fund pays Keystone Management a fee for its services at the annual rate of:

Management                              Aggregate Net Asset Value
Fee                                     of the Shares of the Fund
--------------------------------------------------------------------------------
0.75%          of the first                  $  250,000,000  plus
0.675%         of the next                   $  250,000,000  plus
0.60%          of the next                   $  500,000,000  plus
0.50%          of amounts over               $1,000,000,000

computed as of the close of business on each business day and payable daily.

         The Fund is subject to certain annual state expense limitations, the most restrictive of which is as follows:

         2.5% of the first $30 million of Fund average net assets; 2.0% of the next $70 million of Fund average net assets; and 1.5% of Fund average net assets over $100 million.

         Capital charges and certain expenses, including a portion of the Fund's Distribution Plan fees, are not included in the calculation of the state expense limitation. This limitation may be modified or eliminated in the future.

         As a continuing condition of registration of shares in a state, Keystone Management has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of certain percentages of the Fund's average daily net assets. Keystone Management is not required, however, to reimburse the Fund to the extent that such reimbursement would result in the Fund's inability to qualify as a regulated investment company under the provisions of the Internal Revenue Code. This condition may be modified or eliminated in the future.

         The Management Agreement continues in effect from year to year only if approved at least annually by the Fund's Board of Trustees or by a vote of a majority of the outstanding shares, and such renewal has been approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Management Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         For an additional discussion of fees paid to Keystone Management, see "Investment Adviser" below.

--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Pursuant to its Management Agreement, Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into an Investment Advisory Agreement, with Keystone pursuant to which Keystone provides investment advisory and management services to the Fund.

         Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc., which is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Keystone Investments is a private corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.

         Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under its Management Agreement.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone manages and administers the Fund's operation and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives and restrictions. The Advisory Agreement stipulates that Keystone shall provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Advisory Agreement and pay or reimburse the Fund for the compensation of Fund officers and trustees who are affiliated with the investment manager and will pay all expenses of Keystone incurred in connection with the provision of its services. All charges and expenses other than those specifically referred to as being borne by Keystone will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates, fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         During the fiscal year ended December 31, 1993, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $627,879, which represented 0.75% of the Fund's average daily net assets. Of such amount paid to Keystone Management, $533,697 was paid to Keystone for its services to the Fund.

         During the fiscal year ended December 31, 1994, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $924,625, which represented 0.75% of the Fund's average daily net assets. Of such amount paid to Keystone Management, $785,931 was paid to Keystone its services to the Fund.

         During the fiscal year ended December 31, 1995, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,280,436, which represented 0.75% of the Fund's average daily net assets. Of such amount paid to Keystone Management, $1,088,371 was paid to Keystone for its services to the Fund.

--------------------------------------------------------------------------------
                              PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

         The Fund has entered into a Principal Underwriting Agreement (the "Underwriting Agreement") with Keystone Investment Distributors Company, a wholly-owned subsidiary of Keystone.

         The Principal Underwriter, located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034, is a Delaware corporation. The Principal Underwriter, as agent, currently has the right to obtain subscriptions for and to sell shares of the Fund to the public. In so doing, the Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from brokers, dealers or others, acting as principals, for sales of shares. No such representative, dealer or broker has any authority to act as agent for the Fund. The Principal Underwriter has not undertaken to buy or to find purchasers for any specific number of shares. The Principal Underwriter may receive payments from the Fund pursuant to the Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the offering price of the shares, such price being in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectus and statement of additional information. All orders are subject to acceptance by the Fund, and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreement to pay all expenses in connection with registration of its shares with the Commission as well as auditing and filing fees in connection with registration of its shares under the various state "blue-sky" laws.

         From time to time, if in the Principal Underwriter's judgment it could benefit the sales of Fund shares, the Principal Underwriter may use its discretion in providing to selected dealers promotional materials and selling aids, including, but not limited to, personal computers, related software and Fund data files.

         The Principal Underwriter has agreed that it will, in all respects, duly conform to all state and federal laws applicable to the sale of the shares. The Principal Underwriter has also agreed that it will indemnify and hold harmless the Fund, and each person who has been, is or may be a Trustee or officer of the Fund, against expenses reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         The Underwriting Agreement will remain in effect as long as its terms and continuance are approved by a majority of the Fund's Independent Trustees at least annually at a meeting called for that purpose and if its continuance is approved annually by vote of a majority of Trustees or by vote of a majority of the outstanding shares of the Fund.

         The Underwriting Agreement may be terminated by the Fund, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of the Fund's outstanding shares. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

--------------------------------------------------------------------------------
                              DECLARATION OF TRUST
--------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

         The Fund is a Massachusetts business trust established under a Declaration of Trust dated September 21, 1994 (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust is filed as an exhibit to the Registration Statement of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. The Fund is authorized to issue additional classes or series of shares. Generally, the Fund issues three classes of shares, but may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Fund were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because
(1) the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (2) because the Declaration of Trust provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust which adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After an initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by Shareholders at which time the Trustees then in office will call a shareholders meeting for election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added and the maximum sales charge deducted and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The Class A cumulative total return figures for the one, five and ten year periods ended December 31, 1995 were 29.07% (including applicable sales charge), 133.46% and 319.63%, respectively. The Class A 1-year, 5-year and 10-year average annual total returns were 29.07%, 18.48% and 15.42%, respectively, including applicable sales charge.

         The Class B cumulative total return figure for the one year period ended December 31, 1995 was 31.70% (including contingent deferred sales charge). The Class B average annual total return for the one year period ended December 31, 1995 and for the period from August 2, 1993 (date of initial public offering) through December 31, 1995 were 31.70% and 13.31% (including contingent deferred sales charge), respectively.

         The Class C cumulative total return for the one year period ended December 31, 1995 was 35.62% (including contingent deferred sales charge). The Class C average annual total returns for the one year period ended December 31, 1995 and for the period from August 2, 1993 (date of initial public offering) through December 31, 1995 were 35.62% and 14.41% including contingent deferred sales charge), respectively.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian ("Custodian") of all securities and cash of the Fund. The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street Boston, Massachusetts 02110, Certified Public Accountants, serve as independent auditors for the Fund.

         KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142, is a wholly-owned subsidiary of Keystone, and acts as transfer agent and dividend disbursing agent for the Fund.

         As of January 31, 1996, to the best of the Fund's knowledge no shareholder of record owned 5% or more of the Fund's outstanding Class A shares.

         As of January 31, 1996, the following shareholder of record owned 5% or more of the Fund's outstanding Class B shares: Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484, owned 10.79%.

         As of January 31, 1996, the following shareholder of record owned 5% or more of the Fund's outstanding Class C shares: Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484, 34.43%.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and statement of additional information omit certain information contained in the registration statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

         The Fund is one of 16 different investment companies in the Keystone America Fund Family, which offers a range of choices to serve shareholder needs. The Keystone America Fund Family consists of the following Funds having the various investment objectives described below:

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE HARTWELL GROWTH FUND - Seeks capital appreciation by investment in securities selected for their long-term growth prospects.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of five separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE SMALL COMPANY GROWTH FUND II - Seeks long-term capital growth by investing primarily in equity securities with small market capitalizations.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds (up to 25%).

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S.

and foreign currencies.

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America).

KEYSTONE STRATEGIC DEVELOPMENT FUND - Seeks long-term capital growth by investing primarily in equity securities.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                       COMMON AND PREFERRED STOCK RATINGS

A.  S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on per-share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

 A+  Highest                   B+  Average                  C  Lowest
 A   High                      B   Below Average            D  In Reorganization
 A-  Above Average             B-  Lower

         S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

B.  MOODY'S COMMON STOCK RANKINGS

         Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

          (1)  High Grade
          (2)  Investment Grade
          (3)  Medium Grade
          (4)  Speculative Grade

C.  MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         3. a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.  Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                ZERO COUPON BONDS

         A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market values at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds items.

                           PAYMENT-IN-KIND SECURITIES

         Payment-in-kind (PIK) securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designated to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer - as with zero coupon securities - is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount, because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. Sixty-eight percent of the PIK debentures issued prior to 1987 have already been redeemed, and approximately 35% of the over $10 billion PIK debentures issued through year-end 1988 have been retired.

                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper and obligations issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.


COMMERCIAL PAPER

         Commercial paper will consist of issues rated at the time of purchase A-1, A-2 or higher by Standard & Poor's Corporation ("S&P"), PRIME-1 or PRIME-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.  S&P RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.  MOODY'S RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME- 1 issuers is normally evidenced by the following characteristics:

         1) leading market positions in well-established industries;
         2)    high rates of return on funds employed;
         3) conservative capitalization structures with moderate reliance on debt and ample asset protection;
         4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
         5) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks, including their branches abroad, and of U.S. branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by non U.S. branches of foreign banks.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA"). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass- through certificates. Such securities are supported by the full faith and credit of the U.S. government

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Directors that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

                               FOREIGN SECURITIES

         The Fund may invest in securities principally traded in securities markets outside the United States. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States). These risks are carefully considered by Keystone prior to the purchase of these securities.

                              OPTIONS TRANSACTIONS

OPTION WRITING AND RELATED RISKS

         The Fund may write covered call and put options with respect to up to 25% of its net assets. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges ("Exchanges") to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

         Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

WRITING COVERED OPTIONS

         The Fund writes only covered options. Call and put options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

         Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

PURCHASING PUT AND CALL OPTIONS

         The Fund can close out a put option it has purchased by effecting a closing sale transaction; for example, the Fund may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit.

         The Fund may also purchase call options for the purpose of offsetting previously written call options of the same series.

         The Fund's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

OPTIONS TRADING MARKETS

         Options which the Fund will trade are generally listed on Exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges.

         The staff of the Commission currently is of the view that the premiums which the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 10% of its total assets (taken at current value) in any combination of illiquid assets and securities. The Fund intends to request that the Commission staff reconsider its current view. It is the intention of the Fund to comply with the staff's current position and the outcome of such reconsideration.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

         ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options should they commence trading on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or brokers to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions which are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity. The Fund has represented to the Commodity Futures Trading Commission (CFTC) that the Fund will not enter into any futures contract or related option if, as a result, the sum of initial margin deposits on futures contracts and options and premiums paid for options the Fund purchased, after taking in account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are: The Board of Trade of the City of Chicago; the Chicago Mercantile Exchange; the International Monetary Market (a division of the Chicago Mercantile Exchange); the New York Futures Exchange; and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant (Broker) effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

         Currently stock index futures contracts can be purchased or sold on the Standard and Poor's Corporation (S&P) Index of 500 Stocks, the S&P Index of
100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on currency or other financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of a call option on a currency and other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts and premiums on options on futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge" increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. In addition futures contract transactions involve the remote risk that a party will be unable to fulfill its obligation and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                          FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in foeign securities. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchangerates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association
(NFA). Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently, currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark, Swiss and French Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in marks, sterling, yen, Swiss francs and Canadian dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures for example to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain) or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

                                    EXHIBIT A

                                GLOSSARY OF TERMS

         CLASS OF OPTIONS.  Options covering the same underlying security.

         CLEARING CORPORATION. The Options Clearing Corporation, Trans Canada Options, Inc., The European Options Clearing Corporation B.V., or the London Options Clearing House.

         CLOSING PURCHASE TRANSACTION. A transaction in which an investor who is obligated as a writer of an option or seller of a futures contract terminates his obligation by purchasing on an Exchange an option of the same series as the option previously written or futures contract identical to the futures contract previously sold, as the case may be. (Such a purchase does not result in the ownership of an option or futures contract.)

         CLOSING SALE TRANSACTION. A transaction in which an investor who is the holder or buyer of an outstanding option or futures contract liquidates his position as a holder or seller by selling an option of the same series as the option previously purchased or futures contract identical to the futures contract previously purchased. (Such sale does not result in the investor assuming the obligations of a writer or seller).

         COVERED CALL OPTION WRITER. A writer of a call option who, so long as he remains obligated as a writer, owns the shares of the underlying security or holds on a share for share basis a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written, or, if greater than the exercise price of the call written, the difference is maintained by the writer in cash, U.S. Treasury bills, or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

         COVERED PUT OPTION WRITER. A writer of a put option who, so long as he remains obligated as a writer, has deposited Treasury bills with a value equal to or greater than the exercise price with a securities depository and has pledged them to the Options Clearing Corporation for the account of the brokerdealer carrying the writer's position or holds on a share for share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or, if less than the exercise price of the put written, the difference is maintained by the writer in cash, U.S. Treasury bills, or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

         SECURITIES EXCHANGE. A securities exchange on which call and put options are traded. The U.S. Exchanges are as follows: The Chicago Board Options Exchange; American Stock Exchange; New York Stock Exchange; Philadelphia Stock Exchange; and Pacific Stock Exchange. The foreign securities exchanges in Canada are the Toronto Stock Exchange and the Montreal Stock Exchange, in the Netherlands, the European Options Exchange, and in the United Kingdom, the Stock Exchange (London).

         Those issuers whose common stocks have been approved by the Exchanges as underlying securities for option transactions are published in various financial publications.

         COMMODITIES EXCHANGE. A commodities exchange on which futures contracts are traded which is regulated by exchange rules that have been approved by the Commodity Futures Trading Commission. The U.S. exchanges are as follows: The Chicago Board of Trade of the City of Chicago; Chicago Mercantile Exchange, International Monetary Market; (a division of the Chicago Mercantile Exchange); the Kansas City Board of Trade; and the New York Futures Exchange.

         EXERCISE PRICE. The price per unit at which the holder of a call option may purchase the underlying security upon exercise or the holder of a put option may sell the underlying security upon exercise.

         EXPIRATION DATE. The latest date when an option may be exercised or a futures contract must be completed according to its terms.

         HEDGING. An action taken by an investor to neutralize an investment risk by taking an investment position which will move in the opposite direction as the risk being hedged so that a loss (or gain) on one will tend to be offset by a gain (or loss) on the other.

         OPTION. Unless the context otherwise requires, the term "option" means either a call or put option issued by a Clearing Corporation, as defined above. A call option gives a holder the right to buy from such Clearing Corporation the number of shares of the underlying security covered by the option at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. A put option gives a holder the right to sell to a Clearing Corporation the number of shares of the underlying security covered by the put at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. The Fund will sell ("write") and purchase puts only on U.S. Exchanges.

         OPTION PERIOD. The time during which an option may be exercised, generally from the date the option is written through its expiration date.

         PREMIUM. The price of an option agreed upon between the buyer and writer or their agents in a transaction on the floor of an Exchange.

         SERIES OF OPTIONS. Options covering the same underlying security and having the same exercise price and expiration date.

         STOCK INDEX. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

         UNDERLYING SECURITY. The security subject to being purchased upon the exercise of a call option or subject to being sold upon the exercise of a put option.

PAGE 10
---------------------------------
Keystone Omega Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                       Number           Market
                                                    of Shares            Value
==============================================================================
COMMON STOCKS (97.1%)
ADVERTISING & PUBLISHING (1.6%)
  Clear Channel Communications, Inc. (a)             80,000       $ 3,530,000
------------------------------------------------------------------------------
AEROSPACE (1.8%)
  Boeing Co.                                         51,100         4,004,963
------------------------------------------------------------------------------
AMUSEMENTS (2.5%)
  HFS Inc. (a)                                       35,000         2,861,250
  La Quinta Inns, Inc.                              100,000         2,737,500
------------------------------------------------------------------------------
                                                                    5,598,750
------------------------------------------------------------------------------
BUILDING MATERIALS (2.9%)
  Mohawk Industries, Inc. (a)                       240,000         3,675,000
  Sherwin-Williams Co.                               65,000         2,648,750
------------------------------------------------------------------------------
                                                                    6,323,750
------------------------------------------------------------------------------
BUSINESS SERVICES (5.8%)
  Molten Metal Technology, Inc. (a)                  76,500         2,495,813
  Peak Technologies Group, Inc. (a)                  89,500         2,774,500
  Thermo Electron Corp. (a)                          80,000         4,160,000
  US Filter Corp. (a)                               130,000         3,461,250
------------------------------------------------------------------------------
                                                                   12,891,563
------------------------------------------------------------------------------
CAPITAL GOODS (4.3%)
  AGCO Corp.                                         56,800         2,896,800
  General Electric Co.                               50,000         3,600,000
  Idex Corp.                                         75,000         3,056,250
------------------------------------------------------------------------------
                                                                    9,553,050
------------------------------------------------------------------------------
CHEMICALS (2.5%)
  Potash Corp. of Saskatchewan, Inc.                 60,000         4,252,500
  Praxair, Inc.                                      41,600         1,398,800
------------------------------------------------------------------------------
                                                                    5,651,300
------------------------------------------------------------------------------
CONSUMER GOODS (4.8%)
  CUC International, Inc. (a)                       100,000         3,412,500
  Gillette Co. (The)                                 85,000         4,430,625
  Estee Lauder Companies, Inc. (The) (a)             78,500         2,737,688
------------------------------------------------------------------------------
                                                                   10,580,813
------------------------------------------------------------------------------
DRUGS (13.4%)
  Agouron Pharmaceuticals, Inc. (a)                  43,900         1,454,188
  Amylin Pharmaceuticals, Inc. (a)                  100,000           937,500
  Centocor, Inc. (a)                                  9,300       $   288,300
  Genzyme Corp. (a)                                  40,000         2,490,000
  Gilead Sciences, Inc. (a)                         142,300         4,589,175
  Human Genome Sciences, Inc. (a)                    43,400         1,654,625
  Merck & Co., Inc.                                  55,000         3,616,250
  SmithKline Beecham PLC, ADR                       120,000         6,660,000
  Warner-Lambert Co.                                 80,000         7,770,000
------------------------------------------------------------------------------
                                                                   29,460,038
------------------------------------------------------------------------------
ELECTRONICS PRODUCTS (5.7%)
  Analog Devices, Inc. (a)                           55,000         1,945,625
  Maxim Integrated Products, Inc. (a)                86,600         3,334,100
  Microchip Technology, Inc. (a)                     63,000         2,307,375
  Solectron Corp. (a)                                50,000         2,206,250
  Teradyne, Inc. (a)                                115,000         2,875,000
------------------------------------------------------------------------------
                                                                   12,668,350
------------------------------------------------------------------------------
FINANCE (9.1%)
  BISYS Group, Inc. (The) (a)                        80,000         2,440,000
  Bank of Boston Corp.                               32,000         1,480,000
  BankAmerica Corp.                                  51,400         3,328,150
  Fleet Financial Group, Inc.                        75,000         3,056,250
  Greenpoint Financial Corp.                        110,700         2,947,388
  Merrill Lynch & Co., Inc.                          32,500         1,657,500
  Standard Federal Bancorporation, Inc.              75,000         2,953,125
  Washington Mutual, Inc.                            80,600         2,317,250
------------------------------------------------------------------------------
                                                                   20,179,663
------------------------------------------------------------------------------
FOODS (1.2%)
  Sara Lee Corp.                                     80,000         2,550,000
------------------------------------------------------------------------------
HEALTH CARE (7.4%)
  Boston Scientific Corp. (a)                        60,000         2,940,000
  Idexx Labs Inc. (a)                                40,700         1,902,725
  Medaphis Corp. (a)                                135,000         5,011,875
  St. Jude Medical, Inc. (a)                        150,000         6,431,250
------------------------------------------------------------------------------
                                                                   16,285,850
------------------------------------------------------------------------------
INSURANCE (3.1%)
  MBIA, Inc.                                         46,000         3,450,000
  Progressive Corp.                                  50,000         2,443,750
  UnionAmerica Holdings PLC, ADR (a)                 55,000           935,000
------------------------------------------------------------------------------
                                                                    6,828,750
------------------------------------------------------------------------------

PAGE 11
---------------------------------


SCHEDULE OF INVESTMENTS--December 31, 1995

                                                       Number           Market
                                                    of Shares            Value
==============================================================================
NATURAL GAS (4.7%)
  Anadarko Petroleum Corp.                           65,000      $  3,518,125
  Louisiana Land & Exploration Co.                   80,000         3,430,000
  Nuevo Energy Corp. (a)                            150,000         3,356,250
------------------------------------------------------------------------------
                                                                   10,304,375
------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (1.1%)
  Compaq Computer Corp. (a)                          50,300         2,414,400
------------------------------------------------------------------------------
OIL (0.9%)
  Mobil Corp.                                        17,300         1,937,600
------------------------------------------------------------------------------
OIL SERVICES (3.0%)
  ENSCO International, Inc. (a)                     150,000         3,450,000
                                                    100,000         3,150,000
                                                                    6,600,000
------------------------------------------------------------------------------
RESTAURANTS (1.9%)
  Apple South, Inc.                                 200,000         4,275,000
------------------------------------------------------------------------------
RETAIL (3.4%)
  Barnes & Noble, Inc. (a)                          105,000         3,045,000
  Staples, Inc. (a)                                 108,000         2,646,000
  Sunglass Hut International, Inc. (a)               74,000         1,748,250
------------------------------------------------------------------------------
                                                                    7,439,250
------------------------------------------------------------------------------
SOFTWARE SERVICES (9.8%)
  Adobe Systems, Inc.                                25,000         1,553,125
  America On-Line, Inc. (a)                         100,000         3,731,250
  BMC Software, Inc. (a)                             75,000         3,196,875
  Davidson & Association, Inc. (a)                   45,500           989,625
  Epic Design Technology, Inc. (a)                  105,200         2,209,200
  Parametric Technology Corp. (a)                    85,600         5,681,700
  Project Software & Development, Inc. (a)           44,800         1,570,800
  System Software Associates, Inc.                  127,500         2,757,188
------------------------------------------------------------------------------
                                                                   21,689,763
------------------------------------------------------------------------------
TELECOMMUNICATIONS (6.2%)
  Cisco Systems, Inc. (a)                            50,000         3,734,375
  DSC Communications Corp. (a)                       42,400         1,568,800
  Netmanage, Inc. (a)                               170,000         3,931,250
  Winstar Communications, Inc. (a)                  250,000         4,328,122
------------------------------------------------------------------------------
                                                                   13,562,547
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost--$175,947,514)                                             214,329,775
------------------------------------------------------------------------------

                                                   Maturity
                                                     Value
==============================================================================
SHORT-TERM INVESTMENTS (2.4%)
REPURCHASE AGREEMENTS (2.4%)
Investments in repurchase agreements in a
  joint trading account, purchased 12/29/95,
  5.909%, maturing 01/02/96 (Cost
  $5,367,000)(b)                                 $5,370,476         5,367,000
==============================================================================
TOTAL INVESTMENTS
   (Cost--$181,314,514) (c)                                       219,696,775
OTHER ASSETS AND LIABILITIES (0.5%)                                   981,615
==============================================================================
NET ASSETS (100.0%)                                              $220,678,390
==============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income-producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at December 31, 1995.

(c) The cost of investments for federal income tax purposes is $181,501,023. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at December 31, 1995 are as follows:
         Gross unrealized appreciation          $40,815,344
         Gross unrealized depreciation           (2,619,592)
                                                ------------
         Net unrealized appreciation            $38,195,752
                                                ============

See Notes to Financial Statements.

PAGE 12
---------------------------------
Keystone Omega Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                             Year Ended December 31,
                                          1995          1994          1993        1992(b)         1991
===========================================================================================================
Net asset value beginning of year       $  15.54      $ 17.11       $ 15.84       $ 17.68        $ 13.37
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                0.00         0.04         (0.07)         0.00          (0.04)
Net realized and unrealized gains
  (losses) on investments                   5.58        (1.00)         3.07          0.39           6.92
-----------------------------------------------------------------------------------------------------------
Total from investment operations            5.58        (0.96)         3.00          0.39           6.88
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                       0.00         0.00          0.00          0.00          (0.02)
In excess of net investment income          0.00         0.00          0.00          0.00          (0.05)
Capital gains                              (1.56)       (0.61)        (1.73)        (2.23)         (2.50)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (1.56)       (0.61)        (1.73)        (2.23)         (2.57)
-----------------------------------------------------------------------------------------------------------
Net asset value end of year             $  19.56      $ 15.54       $ 17.11       $ 15.84        $ 17.68
===========================================================================================================
Total return (a)                           36.94%       (5.66%)       19.33%         4.00%         54.49%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             1.38%(c)     1.41%         1.51%         1.52%          1.57%
 Net investment income (loss)               0.00%        0.27%        (0.48%)       (0.01%)        (0.31%)
Portfolio turnover rate                      159%         137%          162%          176%           115%
-----------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)      $135,079      $99,569       $90,404       $73,144        $58,671
===========================================================================================================

                                                             Year Ended December 31,
                                          1990          1989          1988          1987          1986
===========================================================================================================
Net asset value beginning of year       $ 16.03       $ 13.66       $ 12.08       $ 13.44        $ 14.12
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)               0.11          0.17          0.30(d)       0.02           0.23
Net realized and unrealized gains
  (losses) on investments                 (0.39)         4.30          1.40          1.11           1.49
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (0.28)         4.47          1.70          1.13           1.72
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                     (0.25)        (0.20)        (0.12)        (0.24)         (0.28)
In excess of net investment income        (0.04)         0.00          0.00          0.00           0.00
Capital gains                             (2.09)        (1.90)         0.00         (2.25)         (2.12)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.38)        (2.10)        (0.12)        (2.49)         (2.40)
-----------------------------------------------------------------------------------------------------------
Net asset value end of year             $ 13.37       $ 16.03       $ 13.66       $ 12.08        $ 13.44
===========================================================================================================
Total return (a)                          (2.38%)       33.05%        14.05%         8.27%         12.07%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                            1.73%         1.84%         1.78%         1.99%          1.47%
 Net investment income (loss)              0.70%         1.03%         2.22%         0.13%          1.60%
Portfolio turnover rate                     108%           77%           84%          106%           178%
-----------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)      $38,531       $39,682       $33,951       $30,246        $31,812
===========================================================================================================

(a) Excluding applicable sales charges.

(b) Calculated on average shares outstanding.

(c) The annualized expense ratio includes indirectly paid expenses for the year ended December 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 1.37%.

(d) Includes $0.17 per share relating to a special non-recurring distribution from Inco Limited.

See Notes to Financial Statements.

PAGE 13
---------------------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)See Notes to Financial Statements.

                                                                                    August 2, 1993
                                                                                   (Date of Initial
                                                      Year Ended December 31,    Public Offering) to
                                                        1995          1994        December 31, 1993
=====================================================================================================
Net asset value beginning of year                     $ 15.34       $ 17.06             $17.29
-----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.09)        (0.06)             (0.05)
Net realized and unrealized gains (losses) on
  investments                                            5.41         (1.05)              1.55
-----------------------------------------------------------------------------------------------------
Total from investment operations                         5.32         (1.11)              1.50
-----------------------------------------------------------------------------------------------------
Less distributions from:
Capital gains                                           (1.56)        (0.61)             (1.73)
-----------------------------------------------------------------------------------------------------
Total distributions                                     (1.56)        (0.61)             (1.73)
-----------------------------------------------------------------------------------------------------
Net asset value end of year                           $ 19.10       $ 15.34             $17.06
=====================================================================================================
Total return (b)                                        35.70%        (6.57%)             9.02%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                          2.29%(c)      2.30%              2.57%(a)
 Net investment loss                                    (0.94%)       (0.58%)            (1.73%)(a)
Portfolio turnover rate                                   159%          137%               162%
-----------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                    $71,636       $32,266             $7,423
=====================================================================================================

(a) Annualized.

(b) Excluding applicable sales charge.

(c) The annualized expense ratio includes indirectly paid expenses for the year ended December 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.27%.

PAGE 14
---------------------------------
Keystone Omega Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)See Notes to Financial Statements.

                                                                                    August 2, 1993
                                                                                   (Date of Initial
                                                      Year Ended December 31,    Public Offering) to
                                                        1995          1994        December 31, 1993
=====================================================================================================
Net asset value beginning of year                     $ 15.37        $17.09             $17.29
-----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.13)        (0.07)             (0.06)
Net realized and unrealized gains (losses) on
  investments                                            5.45         (1.04)              1.59
-----------------------------------------------------------------------------------------------------
Total from investment operations                         5.32         (1.11)              1.53
-----------------------------------------------------------------------------------------------------
Less distributions from:
Capital gains                                           (1.56)        (0.61)             (1.73)
-----------------------------------------------------------------------------------------------------
Total distributions                                     (1.56)        (0.61)             (1.73)
-----------------------------------------------------------------------------------------------------
Net asset value end of year                           $ 19.13        $15.37             $17.09
=====================================================================================================
Total return (b)                                        35.62%        (6.56%)             9.20%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                          2.30%(c)      2.30%              2.48%(a)
 Net investment loss                                    (0.91%)       (0.63%)            (1.64%)(a)
Portfolio turnover rate                                   159%          137%               162%
-----------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                    $13,963        $9,900             $3,620
=====================================================================================================

(a) Annualized.

(b) Excluding applicable sales charges.

(c) The annualized expense ratio includes indirectly paid expenses for the year ended December 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.29%.

See Notes to Financial Statements.

PAGE 15
---------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

==================================================================
Assets:
 Investments at market value (identified
    $181,314,514) (Note 1)                            $219,696,775
 Cash                                                          134
 Receivable for:
  Fund shares sold                                         880,289
  Investments sold                                       1,145,278
  Dividends and interest                                   165,605
 Prepaid expenses and other assets                          61,235
------------------------------------------------------------------
   Total assets                                        221,949,316
------------------------------------------------------------------
Liabilities:
 Payable for:
  Investments purchased                                  1,215,722
  Fund shares redeemed                                      52,687
 Other liabilities                                           2,517
------------------------------------------------------------------
   Total liabilities                                     1,270,926
------------------------------------------------------------------
Net assets                                            $220,678,390
==================================================================
Net assets represented by (Notes 1 and 3):
 Paid-in-capital                                      $177,670,527
 Accumulated net realized gain (loss) on
  investment transactions                                4,625,602
 Net unrealized appreciation (depreciation) on
  investments and other assets and liabilities          38,382,261
------------------------------------------------------------------
   Total net assets                                   $220,678,390
==================================================================
Net asset value per share (Notes 1 and 2):
 Class A Shares
  Net assets $135,078,994/6,907,644 shares
     outstanding                                      $      19.56
  Offering price per share ($19.56/0.9425) (based
     on sales charge of 5.75% of the offering
     price at December 31, 1995)                      $      20.75
 Class B Shares
  Net assets $71,635,998/3,751,051 shares
     outstanding                                      $      19.10
 Class C Shares
  Net assets $13,963,398/730,073 shares
     outstanding                                      $      19.13
==================================================================

STATEMENT OF OPERATIONS
Year Ended December 31, 1995

====================================================================
 Investment income (Note 1):
  Dividends (net of foreign withholding
    tax of $2,930)                                       $ 1,626,337
  Interest                                                   695,345
--------------------------------------------------------------------
   Total income                                            2,321,682
--------------------------------------------------------------------
Expenses (Notes 2, 4, and 5):
 Management fee                             $1,280,436
 Shareholder services                          565,768
 Accounting                                     15,027
 Auditing and legal                             36,881
 Custodian fees                                103,716
 Printing                                       24,434
 Trustees' fees and expenses                     7,179
 Distribution Plan expenses                    745,640
 Registration fees                              82,006
 Miscellaneous expenses                         32,192
--------------------------------------------------------------------
   Total expenses                            2,893,279
 Less: Expenses paid indirectly (Note 4)       (22,735)
--------------------------------------------------------------------
 Net expenses                                              2,870,544
--------------------------------------------------------------------
 Net investment income                                      (548,862)
--------------------------------------------------------------------
Net Realized and unrealized gain (loss)
  on investments (Notes 1 and 3):
 Net realized gain on investments                         24,020,841
 Net change in unrealized appreciation
  or depreciation on investments                          30,134,778
--------------------------------------------------------------------
 Net gain on investments                                  54,155,619
--------------------------------------------------------------------
 Net increase in net assets resulting
    from operations                                      $53,606,757
====================================================================

See Notes to Financial Statements.

PAGE 16
---------------------------------
Keystone Omega Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended December 31,
                                                                           1995           1994
===================================================================================================
Operations:
Net investment income (loss)                                         ($    548,862)   $     79,708
Net realized gain (loss) on investments                                 24,020,841      (2,218,472)
Net change in unrealized appreciation or depreciation on
  investments                                                           30,134,778      (4,649,148)
---------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations       53,606,757      (6,787,912)
---------------------------------------------------------------------------------------------------
Distributions to shareholders from (Notes 1 and 5):
Net realized gain on investment transactions:
 Class A Shares                                                         (9,531,332)     (3,782,055)
 Class B Shares                                                         (4,676,811)       (984,992)
 Class C Shares                                                           (973,850)       (322,709)
---------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                  (15,181,993)     (5,089,756)
---------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
Proceeds from shares sold:
 Class A Shares                                                         21,425,010      25,532,191
 Class B Shares                                                         33,563,718      30,415,780
 Class C Shares                                                          4,723,834       8,044,614
Payments for shares redeemed:
 Class A Shares                                                        (20,370,219)    (10,802,653)
 Class B Shares                                                         (8,682,058)     (4,383,078)
 Class C Shares                                                         (4,086,346)     (1,273,016)
Net asset value of shares issued in reinvestment of dividends and distributions:
 Class A Shares                                                          8,685,153       3,419,022
 Class B Shares                                                          4,332,038         909,009
 Class C Shares                                                            927,300         303,801
---------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share
  transactions                                                          40,518,430      52,165,670
---------------------------------------------------------------------------------------------------
  Total increase in net assets                                          78,943,194      40,288,002
---------------------------------------------------------------------------------------------------
Net assets:
Beginning of year                                                      141,735,196     101,447,194
---------------------------------------------------------------------------------------------------
End of year                                                           $220,678,390    $141,735,196
===================================================================================================

See Notes to Financial Statements.

PAGE 17
---------------------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Principles

Keystone Omega Fund (formerly Keystone America Omega Fund, Inc.) (the "Fund") is an open-end diversified management investment company incorporated in Massachusetts on February 8, 1968. Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. It is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund seeks maximum capital growth by investing in a varied portfolio consisting primarily of common stocks and securities convertible into common stocks.

  The Fund currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge which varies depending on when the shares were purchased and how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

  Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Management, Inc. ("KMI") is a wholly-owned subsidiary of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments, including American Depository Receipts ("ADRs"), are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair:
(a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. ADRs, which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in United States dollars.

  Short-term investments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market.

B. Securities transactions are accounted for on the day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income

PAGE 18
---------------------------------
Keystone Omega Fund

is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the ex-dividend date.

C. The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts") to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net income to shareholders quarterly and net capital gains, if any, annually. Distributions are determined from taxable net investment income and net capital gains and can differ from book basis net investment income and net capital gains.

  The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to the differing treatment of net operating losses and short-term capital gains for financial statement and federal income tax purposes.

PAGE 19
---------------------------------

(2.) Capital Share Transactions

Two hundred million shares of the Fund with a par value of $1.00 are authorized for issuance. Transactions in shares of the Fund were as follows:

                           Class A Shares
----------------------------------------------
                       Year Ended December 31,
                         1995          1994
----------------------------------------------

Shares sold            1,178,460     1,577,169
Shares redeemed       (1,161,391)     (668,733)
Shares issued in
  reinvestment of
  dividends and
  distributions          482,356       216,943
----------------------------------------------
Net increase             499,425     1,125,379
==============================================

                          Class B Shares
----------------------------------------------
                       Year Ended December 31,
                         1995          1994
----------------------------------------------
Shares sold            1,902,255     1,881,751
Shares redeemed         (499,966)     (271,676)
Shares issued in
  reinvestment of
  dividends and
  distributions          245,291        58,195
----------------------------------------------
Net increase           1,647,580     1,668,270
==============================================

                          Class C Shares
----------------------------------------------
                       Year Ended December 31,
                         1995          1994
----------------------------------------------
Shares sold              273,387       493,899
Shares redeemed         (240,110)      (80,825)
Shares issued in
  reinvestment of
  dividends and
  distributions           52,465        19,425
----------------------------------------------
Net increase              85,742       432,499
==============================================

  The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

  The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of the shares sold by such others and remaining outstanding on the books of the Fund for specified periods.

  The Class B Distribution Plan provides payment at an annual rate of 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5.00% of amounts redeemed during the first 12 months following the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period following the date

PAGE 20
---------------------------------
Keystone Omega Fund

of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

  The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by a rule of the National Association of Securities Dealers, Inc.) ("NASD Rule") plus service fees at the annual rate of 0.25%, of the average net asset value of each Class C share maintained by such others and remaining outstanding on the Fund's books for specified periods.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

  For the year ended December 31, 1995, the Fund paid KIDC $152,234 under its Class A Distribution Plan. The Fund paid KIDC $422,149 for Class B shares sold prior to June 1, 1995, and $57,588 for Class B shares sold on or after June 1, 1995. The Fund paid KIDC $113,669 under its Class C Distribution Plan.

  Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class B Distribution Plans $2,337,905 for Class B shares purchased prior to June 1, 1995, and $1,219,354 for Class B shares purchased on or after June 1, 1995. The maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class C Distribution Plan $829,901 as of December 31, 1995.

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities excluding short-term securities, during the year ended December 31, 1995, were $297,238,175 and $253,812,150, respectively.

(4.) Investment Management and Transactions with Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is determined by applying percentage rates, starting at 0.75% and declining as net assets increase, to 0.50% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI. During the year ended December 31, 1995, the Fund paid or accrued to KMI investment management and adminis-

PAGE 21
---------------------------------

trative services fees of $1,280,436, which represented 0.75% of the Fund's average net assets on an annualized basis. Of such amounts paid to KMI, $1,088,371 was paid to Keystone for its services to the Fund.

  During the year ended December 31, 1995, the Fund paid or accrued to KII $39,461 as reimbursement for the cost of accounting and printing services provided to the Fund and $565,768 was paid or accrued to KIRC for transfer agent fees.

  The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of the Fund average net assets and 2.0% the next $70 million of the Fund average net assets; and 1.5% of the Fund average net assets over $100 million.

  Keystone has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of the applicable state expense limit. However, Keystone is not required to make such reimbursement to an extent which would result in the Fund's inability to qualify as a Regulated Investment Company and provisions of the Internal Revenue Code.

  The Fund has entered into an expense offset arrangement with its custodian. For the year ended December 31, 1995, the Fund paid custody fees in the amount of $80,981 and received a credit of $22,735 pursuant to the expense offset arrangement, resulting in a total expense of $103,716. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently, the Independent Trustees receive no compensation for their service.

(5.) Distributions to Shareholders

The Fund intends to distribute to its shareholders dividends from net investment income, and all net taxable realized long-term capital gains, if any, annually. Any distribution which is declared in December and paid before the next February 1 will be taxable to shareholders in the year declared.

(6.) Class Level Expenses

Presently, the Fund's class-specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the year ended December 31, 1995, the total amount of expenses incurred by each class' Distribution Plan is set forth in Note (2.) "Capital Share Transactions."

PAGE 22
---------------------------------
Keystone Omega Fund

================================================================================

Shareholder Meeting (Unaudited)

A special Meeting of Shareholders was held on April 21, 1995. The following is a brief description of the matters which were submitted to shareholders, and certain information about how shareholders voted:

  1. Proposal 1 was to approve the reorganization of the Fund as a Massachusetts business trust, pursuant to which the existing Board of Directors would become the Board of Trustees of the new entity, and the present investment manager and investment adviser to the Fund would remain the same. Action on this Proposal was postponed and the meeting adjourned until May 30, 1995. The May 30, 1995 meeting was postponed and adjourned until June 30, 1995, at which time the following vote was received and the proposal was approved.

      FOR           AGAINST       ABSTAIN
6,155,612.347    300,564.114    519,525.686

  2. Proposal 2 was to select KPMG Peat Marwick LLP as the independent public accountant of the Fund for the 1995 fiscal year.

      FOR          AGAINST       ABSTAIN
6,159,296.725    95,860.769    334,863.015

Federal Tax Status--Fiscal 1995 Distributions (Unaudited)

The per-share distributions paid to you for fiscal 1995, whether taken in shares or cash, are as follows:

                       Short-term   Long-term
                       Gains        Gains       Totals
-----------------      ----------   ---------   ------
Class A shares         $0.86        $0.70       $1.56
-----------------      -----        -----       -----
Class B shares         $0.86        $0.70       $1.56
-----------------      -----        -----       -----
Class C shares         $0.86        $0.70       $1.56
-----------------      -----        -----       -----

PAGE 23
---------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Omega Fund

We have audited the accompanying statement of assets and liabilities of Keystone Omega Fund (formerly Keystone America Omega Fund, Inc.), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the seven-year period ended December 31, 1995 for Class A shares and for each of the years in the two-year period ended December 31, 1995 and the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Class A Shares for each of the years in the three-year period ended December 31, 1988 were audited by other auditors whose report, dated February 3, 1989, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Omega Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods subsequent to 1988 specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
January 23, 1996

                               KEYSTONE OMEGA FUND

                                     PART C

                                OTHER INFORMATION

Item 24.                   Financial Statements and Exhibits

Item 24 (a).               Financial Statements

All financial statements listed below are included in Registrant's Statement of Additional Information.

Schedule of Investments                                   December 31, 1995

Financial Highlights                                      For fiscal years ended
                                                          December 31, 1986
                                                          through December 31,
                                                          1995

Statement of Assets and                                   December 31, 1995
Liabilities

Statement of Operations                                   Year ended
                                                          December 31, 1995

Statements of Changes in                                  Two Years ended
   Net Assets                                             December 31, 1995

Notes to Financial Statements

Independent Auditors' Report
   dated January 23, 1996

All other schedules are omitted as the required information is inapplicable.

Item 24(b)  Exhibits

(1) A copy of Registrant's Declaration of Trust dated September 21, 1994 was filed with Post-Effective Amendment No. 24 to Registration Statement No. 2-28183/811-1600 and is incorporated by reference herein.

(2) A copy of form of Registrant's By-Laws was filed with Post-Effective Amendment No. 24 to Registration Statement No. 2-28183/811-1600 and is incorporated by reference herein.

(3)               Not applicable.

(4)      (A)      Registrant's Declaration of Trust, as amended, Articles
                  III, V, VI and VIII as filed with Post-Effective Amendment
                  No. 24 to Registration Statement No. 2-28183/811-1600 and incorporated by reference herein.

         (B)      Registrant's By-Laws, Article 2, as filed with
                  Post-Effective Amendment No. 24 to Registration No. 2-28183/811-1600 and incorporated by reference herein.

(5)      (A)      A copy of the Investment Management Agreement between
                  Registrant and Keystone Management, Inc. was filed with Post- Effective Amendment No. 24 to Registration Statement
                  No. 2- 28183/811-1600 and is incorporated by reference herein.

         (B) A copy of the Investment Advisory Agreement, between Keystone Management, Inc. and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) was filed with Post-Effective Amendment No. 24 to Registration Statement No. 2-28183/811-1600 and is incorporated by reference herein.

(6)      (A)      A copy of the form of Principal Underwriting Agreement
                  between Registrant and Keystone Investment Distributors
                  Company (formerly Keystone Distributors, Inc.) is filed herewith as Exhibit 24(B)(6)(A).

         (B) Copies of the forms of Principal Underwriting Agreements dated May 31, 1995 between Registrant and Keystone Investment Distributors Company, with respect to Class B shares are filed herewith as Exhibit 24(b)(6)(B).

         (C) Copies of the forms of Dealer Agreements used by Keystone Investment Distributors Company are filed herewith as Exhibit 24(b)(6)(C).

(7)               Not applicable.

Item 24(b)  Exhibits (con't)

(8)         (A)   A copy of the form of Custodian, Fund Accounting and
                  Recordkeeping Agreement between Registrant and State
                  Street Bank and Trust Company was filed with Post-Effective
                  Amendment No. 24 to Registration Statement No. 2-28183/811-
                  1600 and is incorporated by reference herein.

            (B) A copy of the Form of Election to become a party to the Master Transfer and Recordkeeping Agreement with Keystone Investor Resource Center, Inc. was filed with Post-Effective Amendment No. 24 to Registration Statement No. 2-28183/811-1600 and is incorporated by reference herein.

(9)               Not applicable.

(10) An opinion and consent of counsel as to the legality of the securities registered by the Fund was filed by 24f-2 on January 25, 1996 and is incorporated by reference herein.

(11) A consent as to the use of the Independent Auditors' Report is filed herewith as Exhibit 24(b)(11).

(12)              Not applicable.

(13)              Not applicable.

(14) Copies of forms of model plans used in the establishment of retirement plans, in connection with which Registrant offers its securities, were filed with Post-Effective Amendment No. 66 to Registration Statement for Keystone Balanced Fund (K-1) (formerly named Keystone Custodian Fund, Series K-1) (File No. 2-10527/811-96 as Exhibit 24(b)(14)) and are incorporated by reference herein.

(15) Copies of the forms of Registrant's Class A, Class B and Class C Distribution Plans are filed herewith as Exhibit 24(b)(15).

(16) Schedules for the computation of total return are filed herewith as Exhibit 24(b)(16).

(17)              Financial data schedules are filed herewith as Exhibit
                  24(b)(17).

(18) A copy of the form of Registrant's Multiple Class Plan was filed with Post-Effective Amendment No. 25 to Registration No. 2-28183/811-1600 as Exhibit 24(b)(18) and is incorporated by reference herein.

(19)              Powers of Attorney are filed herewith.

Item 25.          Persons Controlled By or Under Common Control With
                  Registrant

                  Not applicable.

Item 26.  Number of Holders of Securities

                                                          Number of Record
Title of Class                                    Holders as of January 31, 1996
--------------                                    ------------------------------
   Class A                                                    9,157
   Class B                                                    5,213
   Class C                                                      918


Item 27.          Indemnification

         Provisions for the indemnification of the Registrant's Trustees and officers are contained in Article VIII of Registrant's form of Declaration of Trust, a copy of which was filed with Post-Effective Amendment No. 24 to Registration Statement No. 2-28183/811-1600 as Exhibit 24(b)(1) and is incorporated by reference herein.

         Provisions for the indemnification of Keystone Investment Distributors Company, the Registrant's Principal Underwriter, are contained in Section 9 of the Principal Underwriting Agreement between Registrant and Keystone Investment Distributors Company, a copy of which is filed herewith as Exhibit 24(b)(6)(A).

         Provisions for the indemnification of Keystone Management, Inc. and Keystone Investment Management Company, Registrant's investment manager and adviser, respectively, are contained in Section 6 of the Investment Management Agreement between Registrant and Keystone Management, Inc., a copy of the form of which was filed with Post- Effective Amendment No. 24 to Registration Statement No. 2-28183/811- 1600 and is incorporated by reference herein.

ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

                  The following tables list the names of the various officers and directors of Keystone Management, Inc. and Keystone Investment Management Company, Registrant's investment manager and adviser, respectively, and their respective positions. For each named individual, the tables list, for at least the past two years, (i) any other organizations (for Keystone Investment Management Company, excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.

           LIST OF OFFICERS AND DIRECTORS OF KEYSTONE MANAGEMENT, INC.

                           Position with
                           Keystone                Other
                           Management,             Business
Name                       Inc.                    Affiliations
----                       -------------           ------------
Albert H.                  Chairman of             Chairman of the Board,
Elfner, III                the Board,              Chief Executive Officer,
                           Chief Execu-            President and Director:
                           tive Officer,            Keystone Investments,
                           President and             Inc.
                           Director                 Keystone Software, Inc.
                                                    Keystone Asset
                                                     Corporation
                                                    Keystone Capital
                                                     Corporation
                                                    Keystone Investments
                                                     Family of Funds
                                                    Chairman of the Board
                                                     and Director:
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Fixed Income
                                                     Advisers, Inc.
                                                   President and Director:
                                                    Keystone Trust Company
                                                   Director or Trustee:
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Investor
                                                     Resource Center, Inc.
                                                    Boston Children's
                                                     Services Association
                                                    Middlesex School
                                                    Middlebury College
                                                   Former Trustee or
                                                   Director:
                                                    Neworld Bank
                                                   Robert Van Partners, Inc.

                           Position with
                           Keystone                Other
                           Management,             Business
Name                       Inc.                    Affiliations
----                       -------------           ------------
Edward F. Godfrey          Treasurer and           Senior Vice President,
                           Director                Chief Financial Officer,
                                                   Treasurer and Director:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Investment
                                                     Distributors Company
                                                   Treasurer:
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                   Former Treasurer and
                                                    Director:
                                                    Hartwell Keystone
                                                     Advisers, Inc.
                                                   Senior Vice President:
                                                    Keystone Investments
                                                    Family of Funds

Ralph J.                  Director                 President and Director:
Spuehler, Jr.                                       Keystone Investment
                                                    Distributors Company
                                                   Chairman and Director:
                                                    Keystone Investor
                                                     Resource Center, Inc.
                                                    Keystone Investment
                                                     Management Company
                                                   Senior Vice President and
                                                   Director:
                                                    Keystone Investments, Inc.
                                                   Treasurer:
                                                    Hartwell Emerging Growth
                                                     Fund
                                                    Hartwell Growth Fund
                                                   Former President:
                                                    Keystone Management,
                                                     Inc.
                                                   Former Treasurer:
                                                    Keystone Investments,
                                                     Inc.
                                                   Keystone Investment
                                                     Management Company

                           Position with
                           Keystone                Other
                           Management,             Business
Name                       Inc.                    Affiliations
----                       -------------           ------------
Rosemary D. Van            Senior Vice             General Counsel, Senior
Antwerp                    President,              Vice President and Secretary:
                           General Counsel          Keystone Investments, Inc.
                           and Secretary           Senior Vice President and
                                                   General Counsel:
                                                    Keystone Institutional
                                                    Company, Inc.
                                                   Senior Vice President,
                                                   General Counsel and Director:
                                                   Keystone Investor
                                                    Resource, Center, Inc.
                                                   Fiduciary Investment
                                                    Company, Inc.
                                                   Keystone Investment
                                                    Distributors Company
                                                   Senior Vice President,
                                                   General Counsel, Director
                                                   and Secretary:
                                                    Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                   Formerly Senior Vice
                                                   President and Secretary:
                                                    Hartwell Keystone
                                                     Advisers, Inc.
                                                   Vice President and
                                                   Secretary:
                                                    Keystone Fixed Income
                                                     Advisers, Inc.

John D. Rogol              Vice President          Vice President and
                           and Controller          Controller:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Software, Inc.

J. Kevin Kenely            Vice President          Vice President:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Investment
                                                     Distributors Company

                           Position with
                           Keystone                Other
                           Management,             Business
Name                       Inc.                    Affiliations
----                       -------------           ------------
J. Kevin Kenely (con't)                            Keystone Software, Inc.
                                                   Fiduciary Investment
                                                    Company, Inc.
                                                   Formerly Controller:
                                                   Keystone Investments, Inc.
                                                   Keystone Investment
                                                    Management Company
                                                   Keystone Investment
                                                    Distributors Company
                                                   Keystone Institutional
                                                    Company, Inc.
                                                   Keystone Software, Inc.
                                                   Fiduciary Investment
                                                    Company, Inc.

Michael A. Thomas          Vice President          Vice President:
                                                   Keystone Investments, Inc.

                        LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY


                           Position with
                           Keystone                Other
                           Investment              Business
Name                       Management Company      Affiliations
----                       ------------------      ------------

Albert H.                  Chairman of             Chairman of the Board,
Elfner, III                the Board,              Chief Executive Officer,
                           Chief Executive         President and Director:
                           Officer,and              Keystone Investments,Inc.
                           Director                 Keystone Management,Inc.
                                                    Keystone Software, Inc.
                                                    Keystone Asset Corporation
                                                    Keystone Capital Corporation
                                                    Chairman of the Board and
                                                    Director:
                                                     Keystone Fixed Income
                                                      Advisers, Inc.
                                                     Keystone Institutional
                                                      Company, Inc.
                                                    President and Director:
                                                     Keystone Trust Company
                                                    Director or Trustee:
                                                     Fiduciary Investment
                                                      Company, Inc.
                                                     Keystone Investment
                                                      Distributors Company
                                                     Keystone Investor
                                                      Resource Center, Inc.
                                                     Boston Children's
                                                      Services Associates
                                                     Middlesex School
                                                     Middlebury College
                                                    Former Trustee or Director:
                                                     Neworld Bank
                                                     Robert Van Partners, Inc.

Philip M. Byrne            Director                President and Director:
                                                    Keystone Institutional
                                                     Company, Inc.
                                                   Senior Vice President:
                                                    Keystone Investments, Inc.

Herbert L.                 Senior Vice             None
Bishop, Jr.                President

Donald C. Dates            Senior Vice             None
                           President

                           Position with
                           Keystone                Other
                           Investment              Business
Name                       Management Company      Affiliations
----                       ------------------      ------------
Gilman Gunn                Senior Vice             None
                           President

Edward F.                  Director,               Director, Senior Vice
Godfrey                    Senior Vice             President
                           President,              Chief Financial Officer and
                           Treasurer and           Treasurer:
                           Chief Financial          Keystone Investments, Inc.
                           Officer                  Keystone Investment
                                                     Distributors Company
                                                    Treasurer:
                                                     Keystone Institutional
                                                      Company, Inc.
                                                     Keystone Management, Inc.
                                                      Keystone Software, Inc.
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                    Former Treasurer and
                                                    Director:
                                                     Hartwell Keystone Advisers,
                                                      Inc.

James R. McCall            Director and              None
                           President

Ralph J.                   Director                  President and Director:
Spuehler, Jr.                                         Keystone Investment
                                                       Distributors Company
                                                     Senior Vice President and
                                                     Director:
                                                      Keystone Investments, Inc.
                                                     Chairman and Director:
                                                      Keystone Investor
                                                       Resource Center, Inc.
                                                      Keystone Management, Inc.
                                                     Formerly President:
                                                      Keystone Management, Inc.
                                                     Formerly Treasurer:
                                                      The Kent Funds
                                                      Keystone Investments, Inc.
                                                      Keystone Investment
                                                      Management Company

                           Position with
                           Keystone                Other
                           Investment              Business
Name                       Management Company      Affiliations
----                       ------------------      ------------
Rosemary D.                Senior Vice             General Counsel, Senior
Van Antwerp                President,              Vice President and
                           General Counsel         Secretary:
                           and Secretary            Keystone Investments, Inc.
                                                   Senior Vice President and
                                                   General Counsel:
                                                    Keystone Institutional
                                                     Company, Inc.
                                                   Senior Vice President,
                                                   General Counsel and
                                                   Director:
                                                    Keystone Investor
                                                     Resource Center, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                   Senior Vice President,
                                                   General Counsel, Director
                                                    and Secretary:
                                                    Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                   Former Senior Vice
                                                   President and Secretary:
                                                    Hartwell Keystone
                                                    Advisers, Inc.
                                                   Vice President and Secretary:
                                                    Keystone Fixed Income
                                                     Advisers, Inc.

J. Kevin Kenely            Vice President          Vice President:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                   Formerly Controller:
                                                    Keystone Investments, Inc.
                                                    Keystone Management, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.

John D. Rogol              Vice President          Vice President and
                           and Controller          Controller:
                                                    Keystone Investments, Inc.
                                                    Keystone Invesmtent
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Management, Inc.

                           Position with
                           Keystone                Other
                           Investment              Business
Name                       Management Company      Affiliations
----                       ------------------      ------------
John D. Rogol (con't)                              Keystone Software, Inc.
                                                   Fiduciary Investment
                                                    Company, Inc.
                                                   Controller:
                                                    Keystone Asset Corporation
                                                    Keystone Capital Corporation

Robert K.                  Vice President          None
Baumback

Betsy A. Blacher           Senior Vice             None
                           President

Francis X. Claro           Vice President          None

Kristine R.                Vice President          None
Cloyes

Christopher P.             Senior Vice             None
Conkey                     President

Richard Cryan              Senior Vice             None
                           President

Maureen E.                 Senior Vice             None
Cullinane                  President

George E. Dlugos           Vice President          None

Antonio T. Docal           Vice President          None

Christopher R.             Senior Vice             None
Ely                        President

Robert L. Hockett          Vice President          None

Sami J. Karam              Vice President          None

Donald M. Keller           Senior Vice             None
                           President

George J. Kimball          Vice President          None

JoAnn L. Lyndon            Vice President          None

                           Position with
                           Keystone                Other
                           Investment              Business
Name                       Management Company      Affiliations
----                       ------------------      ------------
John C.                    Vice President          None
Madden, Jr.

Stephen A. Marks           Vice President          None

Eleanor H. Marsh           Vice President          None

Walter T.                  Senior Vice             None
McCormick                  President

Barbara McCue              Vice President          None

Stanley  M. Niksa          Vice President          None

Robert E. O'Brien          Vice President          None

Margery C. Parker          Vice President          None

William H.                 Vice President          None
Parsons

Daniel A. Rabasco          Vice President          None

David L. Smith             Vice President          None

Kathy K. Wang              Vice President          None

Judith A. Warners          Vice President          None

Joseph J.                  Asst. Vice              None
Decristofaro               President

Item 29.          Principal Underwriter

         (a) Keystone Investment Distributors Company, (formerly named Keystone Distributors, Inc.) which acts as Registrant's principal underwriter, also acts as principal underwriter for the following entities:

                  Keystone Quality Fund (B-1)
                  Keystone Diversified Bond Fund (B-2)
                  Keystone High Income Bond Fund (B-4)
                  Keystone Balanced Fund (K-1)
                  Keystone Strategic Growth Fund (K-2)
                  Keystone Growth and Income Fund (S-1)
                  Keystone Mid-Cap Growth Fund (S-3)
                  Keystone Small Company Growth Fund (S-4)
                  Keystone America Hartwell Emerging Growth Fund, Inc. Keystone Hartwell Growth Fund
                  Keystone Capital Preservation and Income Fund
                  Keystone Global Opportunities Fund
                  Keystone Government Securities Fund
                  Keystone Intermediate Term Bond Fund
                  Keystone Omega Fund
                  Keystone State Tax Free Fund
                  Keystone State Tax Free Fund - Series II
                  Keystone Strategic Income Fund
                  Keystone Tax Free Income Fund
                  Keystone World Bond Fund
                  Keystone Fund of the Americas
                  Keystone International Fund Inc.
                  Keystone Liquid Trust
                  Keystone Precious Metals Holdings, Inc.
                  Keystone Strategic Development Fund
                  Keystone Tax Exempt Trust
                  Keystone Tax Free Fund
                  Master Reserves Trust
                  Keystone Small Company Growth Fund II
                  Keystone Emerging Markets Fund

         (b) For information with respect to each director and officer of Registrant's acting principal underwriter see the following pages.

Item 29(c). - Not applicable

Name and                       Position and Offices with            Position and
Principal                      Keystone Investment                  Offices with
Business Address               Distributors Company                 the Fund
----------------               --------------------                 --------

Ralph J. Spuehler*             Director, President                  None

Edward F. Godfrey*             Director, Senior Vice                Senior Vice
                               President, Treasurer                 President
                               and Chief Financial
                               Officer

Rosemary D. Van                Director, Senior Vice                Senior Vice
Antwerp*                       President, General Counsel           President
                               and Secretary

Albert H. Elfner, III*         Director                             President

Charles W. Carr*               Senior Vice President                None

Peter M. Delehanty*            Senior Vice President                None

John D. Rogol*                 Vice President and                   None
                               Controller

Gregg A. Mahalich              Divisional Vice                      None
4952 Richards Drive W.         President
Minnetonka, MN 55345

C. Kenneth Molander            Divisional Vice                      None
8 King Edward Drive            President
Londenderry, NH 03053

William L. Carey, Jr.          Regional Manager and                 None
4 Treble Lane                  Vice President
Malvern, PA  19355

John W. Crites                 Regional Manager and                 None
2769 Oakland Circle W.         Vice President
Aurora, CO 80014

Richard J. Fish                Regional Manager and                 None
309 West 90th Street           Vice President
New York, NY  10024

Michael E. Gathings            Regional Manager and                 None
245 Wicklawn Way               Vice President
Roswell, GA  30076

Paul D. Graffy                 Regional Manager and                 None
15509 Janas Drive              Vice President
Lockport, IL 60441

Item 29(b) continued

Name and                       Position and Offices with            Position and
Principal                      Keystone Investment                  Offices with
Business Address               Distributors Company                 the Fund
----------------               --------------------                 --------

Robert G. Holz, Jr.            Regional Manager and                 None
313 Meadowcrest Drive          Vice President
Richardson, Texas 75080

Todd L. Kobrin                 Regional Manager and                 None
20 Iron Gate                   Vice President
Metuchen, NJ 08840

Ralph H. Johnson               Regional Manager and                 None
345 Masters Court, #2          Vice President
Walnut Creek, CA 94598

Robert P. Matson               Regional Manager and                 None
4557 N. O'Connor Blvd.         Vice President
No. 1286
Irving, TX 75062

Paul J. McIntyre               Regional Manager and                 None
118 Main Centre, #203          Vice President
Northville, MI 48167

Thomas O. Meloy                Regional Manager and                 None
2808 McKinney Ave.             Vice President
No. 141
Dallas, TX 75204

Alan V. Niemi                  Regional Manager and                 None
3511 Grant Street              Vice President
Lees Summit, MO 64064

Ronald L. Noble                Regional Manager and                 None
428 N. Adventure Trail         Vice President
Virginia Beach, VA 23454

Juliana Perkins                Regional Manager and                 None
2348 West Adrian Street        Vice President
Newbury Park, CA 91320

Matthew D. Twomey              Regional Manager and                 None
9627 Sparrow Court             Vice President
Ellicott City, MD 21042

Mitchell I. Weiser             Regional Manager and                 None
7031 Ventura Court             Vice President
Parkland, FL  33067

Item 29(b) continued

Name and                       Position and Offices with            Position and
Principal                      Keystone Investment                  Offices with
Business Address               Distributors Company                 the Fund
----------------               --------------------                 --------

L. Welden Evans                Regional Manager and                 None
490 Huntcliff Green            Vice President
Atlanta, GA 30350

Raymond P. Ajemian*            Manager and Vice President           None

Jonathan I. Cohen*             Vice President                       None

Michael S. Festa*              Vice President                       None

Russell A. Haskell*            Vice President                       None

John M. McAllister*            Vice President                       None

J. Kevin Kenely*               Vice President                       Treasurer

Jeffrey M. Landes              Vice President                       None

Burton Robbins                 Regional Manager and                 None
1586 Folkstone Terrace         Vice President
Westlake Village, CA
91361

Julie A. Robinson*             Vice President                       None

Thomas E. Ryan, III*           Vice President                       None

Joan M. Balchunas*             Assistant Vice President             None

Jody R. Baum*                  Assistant Vice President             None

Thomas J. Gainey*              Assistant Vice President             None

Lyman Jackson*                 Assistant Vice President             None

Eric S. Jeppson*               Assistant Vice President             None

Mark J. Minnucci*              Assistant Vice President             None

Ashley M. Norwood*             Assistant Vice President             None

Peter M. Sullivan              Regional Manager and                 None
21445 Southeast                Assistant Vice President
  35th Way
Issaquah, WA  98027

Item 29(b) continued

Name and                       Position and Offices with            Position and
Principal                      Keystone Investment                  Offices with
Business Address               Distributors Company                 the Fund
----------------               --------------------                 --------

Jean S. Loewenberg*            Assistant Secretary                  Assistant
                                                                    Secretary

Colleen L. Mette*              Assistant Secretary                  Assistant
                                                                    Secretary

Dorothy E. Bourassa*           Assistant Secretary                  Assistant
                                                                    Secretary

* Located at 200 Berkeley Street, Boston, Massachusetts 02116-5034

Item 30.          Location of Accounts and Records

                  200 Berkeley Street
                  Boston, Massachusetts 02116-5034

                  Keystone Investor Resource Center, Inc.
                  101 Main Street
                  Cambridge, MA 02142-1519

                  Data Vault, Inc.
                  3431 Sharp Slot Road
                  Swansea, MA  02277

                  State Street Bank and Trust Company
                  1776 Heritage Drive
                  Quincy, Massachusetts 02171

Item 31.          Management Services

                  Not applicable.

Item 32.          Undertakings

                  Upon request and without charge, Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders to each person to whom a copy of the Registrant's prospectus is delivered.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in The Commonwealth of Massachusetts, on the 28th day of February, 1996.

                                               KEYSTONE OMEGA FUND

                                               By: /s/ Rosemary D. Van Antwerp
                                               -------------------------------
                                                   Rosemary D. Van Antwerp
                                                   Senior Vice President and
                                                   Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of February, 1996.

SIGNATURES                                     TITLE

/s/ George S. Bissell                         Chairman of the Board and Trustee
-------------------------
George S. Bissell*

/s/ Albert H. Elfner, III                     President, Chief Executive Officer
-------------------------                     and Trustee
Albert H. Elfner, III*

/s/ J. Kevin Kenely                           Treasurer (Principal Financial
-------------------------                     and Accounting Officer)
J. Kevin Kenely*
                                              *By: /s/ Melina M.T. Murphy
                                              --------------------------------
                                                       Melina M. T. Murphy**
                                                       Attorney-in-Fact

SIGNATURES                                           TITLE

/s/ Frederick Amling                                 Trustee
--------------------------
Frederick Amling*

/s/ Charles A. Austin, III                           Trustee
--------------------------
Charles A. Austin, III*

/s/ Edwin D. Campbell                                Trustee
--------------------------
Edwin D. Campbell*

/s/ Charles F. Chapin                                Trustee
--------------------------
Charles F. Chapin*

/s/ K. Dun Gifford                                   Trustee
--------------------------
K. Dun Gifford*

/s/ Leroy Keith, Jr.                                 Trustee
--------------------------
Leroy Keith, Jr.*

/s/ F. Ray Keyser, Jr.                               Trustee
--------------------------
F. Ray Keyser, Jr.*

/s/ David M. Richardson                              Trustee
David M. Richardson*

/s/ Richard J. Shima                                 Trustee
--------------------------
Richard J. Shima*

/s/ Andrew J. Simons                                 Trustee
--------------------------
Andrew J. Simons*

                                                    *By: /s/ Melina M.T. Murphy
                                                    ----------------------------
                                                         Melina M. T. Murphy**
                                                         Attorney-in-Fact

** Melina M. T. Murphy, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and attached hereto as Exhibit 24(b)(19).

                                INDEX TO EXHIBITS

                                                                Page Number
                                                                In Sequential
Exhibit Number               Exhibit                            Numbering System
--------------               -------                            ----------------

      1              Declaration of Trust, as amended3

      2              By-Laws3

      5              Form of Investment Management Agreement3
                     Form of Investment Advisory Agreement3

      6   (A)        Principal Underwriting Agreement
                     for Class A and Class C

          (B)        Principal Underwriting Agreements
                     for Class B

          (C)        Dealer Agreements

      8   (A)        Custodian, Fund Accounting and
                       Recordkeeping Agreement3

          (B)        Form of Election to become a party to
                       the Master Transfer and Recordkeeping
                       Agreement3

     10              Opinion and Consent of Counsel4

     11              Independent Auditors' Consent

     14              Model Retirement Plans1

     15              Class A, B and C Distribution Plans

     16              Performance Data Schedules

     17              Financial Data Schedules

     18              Form of Multiple Class Plan2

     19              Powers of Attorney

----------------------------------

         1 Incorporated herein by reference to Post-Effective Amendment No. 66 to Registration Statement for Keystone Balanced Fund (K-1)
(File No. 2-10527/811-96).

         2 Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement No. 2-28183/811-1600.

         3 Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement No. 2-28183/811-1600.

         4 Incorporated herein by reference to Rule 24f-2 Notice filed January 25, 1996 to Registration Statement No. 2-28183/811-1600.